EXHIBIT 10.1

SECOND AMENDMENT TO
CREDIT AGREEMENT

Dated as of February 27, 2018

among

AEGION CORPORATION,
as the Borrower,

CERTAIN SUBSIDIARIES OF THE BORROWER,
as the Guarantors,

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and an L/C Issuer,

U.S. BANK NATIONAL ASSOCIATION,
PNC BANK, NATIONAL ASSOCIATION,
and
COMPASS BANK
as Co-Syndication Agents,

and

THE OTHER LENDERS PARTY HERETO

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
U.S BANK NATIONAL ASSOCATION,
PNC CAPITAL MARKETS, LLC
and
COMPASS BANK
as Joint Lead Arrangers and Joint Bookrunners

Confidential Treatment Requested. Certain confidential information in this agreement has been redacted in reliance upon a confidential treatment request filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. In this agreement, we indicate redaction by use of the following symbol [***]. Such confidential portions have been omitted and filed separately with the Commission.

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of February 27, 2018 (this “Amendment”) is entered into among Aegion Corporation, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of October 30, 2015 (as amended by that First Amendment to Credit Agreement dated as of November 30, 2017 and as further amended and modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders further amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:

(a)    The following definition of “2017 Strategic Cash Restructuring Charges” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“2017 Strategic Cash Restructuring Charges” means the cash portion of pre-tax charges relating to office closures, employee terminations, contract settlements, relocation expenses and write-down/reserve of receivables and other assets primarily incurred by the Borrower and its Subsidiaries in connection with the restructuring of the Borrower and its Subsidiaries in fiscal year 2017 and 2018 but excluding, for the avoidance of doubt, non-cash charges for asset write-downs or similar matters which are otherwise applicable and included in clause (v) of the definition of Consolidated EBITDA.

(b)    The following definition of “Bayou Disposition” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Bayou Disposition” means the Disposition of: (1) all or substantially all of the assets of The Bayou Companies, LLC, a Delaware limited liability company (“TBC”); (2) all of the outstanding Equity Interests of TBC; (3) all or substantially all of the assets of Bayou Wasco Insulation, LLC, a Delaware limited liability company (“BWI”); and/or (4) 51% of the outstanding Equity Interests of BWI, which represent all of the outstanding Equity Interests of BWI owned directly or indirectly by the Borrower.

(c)    The following definition of “LIBOR Screen Rate” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

(d)    The following definition of “LIBOR Successor Rate Conforming Changes” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the commercially reasonable discretion of the Administrative Agent in consultation with the Borrower, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower).
(e)    The following definition of “Second Amendment” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.

(f)    The following definition of “Second Amendment Effective Date” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Second Amendment Effective Date” means February 27, 2018.

(g)    The definition of “Administrative Agent Fee Letter” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Administrative Agent Fee Letter” means the letter agreement, dated February 5, 2018 among the Borrower, Bank of America and MLPFS.

(h)    The penultimate sentence in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

The Applicable Rate in effect from the Second Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(a) for the fiscal quarter ending March 31, 2018 shall be determined based upon Pricing Tier 4.

(i)    The definition of “Chicago Letters of Credit” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Chicago Letters of Credit” means that certain Letter of Credit numbered 705264 issued by Bank of America in favor of the City of Chicago, as the beneficiary, in an aggregate principal amount of $25,000 and that certain Letter of Credit numbered 68110902 issued by Bank of America in favor of the City of Chicago, as the beneficiary, in an aggregate principal amount of $10,000 and that certain Letter of Credit numbered 68129450 issued by Bank of America in favor of the City of Chicago, as the beneficiary, in an aggregate principal amount of $50,000 and any amendments to any and all of the foregoing and any other Letters of Credit issued by Bank of America in favor of the City of Chicago, as the beneficiary such that the aggregate amount of all such Letters of Credit shall not exceed $350,000 at any time.

(j)    The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis and without duplication, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for taxes based on income (including federal, state, local, foreign, and withholding) for Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense for such period, (iv) non-cash stock based compensation expense for such period, (v) non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (vi) to the extent recorded on or before December 31, 2016, the 2014 Strategic Restructuring Charges, (vii) any losses on sales of assets or Equity Interests outside the ordinary course of business for such period, (viii) to the extent incurred on or before December 31, 2018, transaction costs (not including any costs that will be capitalized) in respect of closing the Second Amendment and the Bayou Disposition (whether or not consummated) in an aggregate amount not to exceed $10,000,000, (ix) transaction costs (not including any costs that will be capitalized) incurred by the Borrower, any Loan Party or any Person acquired in respect of any Permitted Acquisition in an aggregate amount not to exceed $5,000,000 for any Permitted Acquisition and $25,000,000 after the Second Amendment Effective Date, in each case, to the extent such costs are incurred no later than twelve months following the consummation of such Permitted Acquisition, and (x) to the extent recorded on or before September 30, 2018, the 2017 Strategic Cash Restructuring Charges in an aggregate amount not to exceed $25,000,000, and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) all non-cash items increasing Consolidated Net Income for such period (including but not limited to gains or income items for reversal or reduction of Earn Out Obligations or similar contingent consideration amounts), and (ii) any gains on sales of assets or Equity Interests outside the ordinary course of business, all as determined in accordance with GAAP and without duplication of any other income statement items used in calculating Consolidated EBITDA on a Pro Forma Basis.

(k)    The definition of “Joint Fee Letter” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Joint Fee Letter” means the letter agreement, dated February 5, 2018 among the Borrower, Bank of America, PNC Bank, National Association and the Joint Lead Arrangers.

(l)    The definition of “Joint Lead Arrangers” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Joint Lead Arrangers” means MLPFS, U.S. Bank National Association, PNC Capital Markets, LLC, and Compass Bank d/b/a BBVA Compass.

(m)    The definition of “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) the Aggregate Revolving Commitments and (b) $90,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.
(n)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Maturity Date” means February 27, 2023.

(o)    The definition of “Permitted Sale Leaseback Transaction” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Permitted Sale Leaseback Transaction” means any Sale and Leaseback Transaction entered into by a Loan Party or any Subsidiary after the Second Amendment Effective Date; provided, that (a) the aggregate value of all properties of the Loan Parties and their Subsidiaries that are Disposed of pursuant to Permitted Sale Leaseback Transactions shall not exceed $30,000,000 and (b) the consideration paid in connection any Permitted Sale Leaseback Transaction shall be cash or Cash Equivalents paid contemporaneous with consummation of such Permitted Sale Leaseback Transaction and shall be in an amount not less than the fair market value of the property Disposed of.

(p)    The definition of “Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Term Loan to the Borrower pursuant to Section 2.01(b), in the principal amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate principal amount of the Term Loan Commitments of all of the Lenders as in effect on the Second Amendment Effective Date is THREE HUNDRED EIGHT MILLION, FOUR HUNDRED THIRTY-SEVEN THOUSAND, FIVE HUNDRED DOLLARS ($308,437,500).

(q)    The definition of “Treasury Management Agreement” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including deposit accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services (including, without limitation, letters of credit and bank guaranties issued in connection with trade transactions) and other cash management services.

(r)    Section 2.01(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the “Term Loan”) to the Borrower in Dollars on the Second Amendment Effective Date in an aggregate amount not to exceed such Lender's Term Loan Commitment. The Lenders shall make the Term Loan to the Borrower by (i) advancing additional borrowings on the Second Amendment Effective Date and/or (ii) continuing portions of the Term Loan outstanding immediately prior to the Second Amendment Effective Date. Amounts repaid or prepaid on the Term Loan may not be reborrowed. The Term Loan may consist of Base Rate Loans or Eurocurrency Rate Loans or a combination thereof, as further provided herein, provided, however, all Borrowings made on the Closing Date shall be made as Base Rate Loans.

(s)    Sections 2.03(a)(ii)(A) and 2.03(a)(ii)(B) of the Credit Agreement are hereby amended to read as follows:

(A)     subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension (other than the Chicago Letters of Credit), unless the Required Lenders have approved such expiry date; provided, however, that up to $20,000,000 of Letters of Credit may be issued with expiry dates longer than twelve months after the date of issuance or last extension, but not later than twelve months after the Letter of Credit Expiration Date, subject to the Borrower’s compliance with Section 2.14; or

(B)    the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date (other than the Chicago Letters of Credit), unless all the Lenders have approved such expiry date; provided, however, that up to $20,000,000 of Letters of Credit may be issued with expiry dates not later than twelve months after the Letter of Credit Expiration Date, subject to the Borrower’s compliance with Section 2.14.

(t)    The last sentence in Section 2.03(b)(iii) of the Credit Agreement is hereby amended to read as follows:

Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date (other than the Chicago Letters of Credit and up to $20,000,000 of Letters of Credit which may be extended to an expiry date not later than twelve months after the Letter of Credit Expiration Date); provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, and in each case directing the L/C Issuer not to permit such extension.

(u)    Section 2.05(b)(vi)(B) of the Credit Agreement is hereby amended to read as follows:

(B)    with respect to all amounts prepaid pursuant to Sections 2.05(b)(ii), (iii), (iv), and (v) first to the Term Loan (to the remaining principal amortization payments of the Term Loan in inverse order of maturity), then (after the Term Loan has been paid in full) to the Revolving Loans and then (after all Revolving Loans have been repaid), if a Default then exists, to Cash Collateralize L/C Obligations (without a corresponding permanent reduction in the Aggregate Revolving Commitments). Notwithstanding the foregoing, the Net Cash Proceeds of the Bayou Disposition shall be applied to the prepayment of the Revolving Loans (it being understood that the Net Cash Proceeds in excess of the outstanding amount of Revolving Loans may be retained by the Borrower), with a simultaneous permanent reduction of the Aggregate Revolving Commitments of $25,000,000.

(v)    Section 2.06(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Mandatory Reductions. If after giving effect to any reduction or termination of Revolving Commitments under this Section 2.06, the Letter of Credit Sublimit, the Swing Line Sublimit or the Alternative Currency Sublimit exceeds the Aggregate Revolving Commitments at such time, the Letter of Credit Sublimit, the Swing Line Sublimit or the Alternative Currency Sublimit, as the case may be, shall be automatically reduced by the amount of such excess. In addition, upon the consummation of the Bayou Disposition and any prepayment of the Revolving Loans in accordance with Section 2.05(b)(vi)(B), the Aggregate Revolving Commitments shall be permanently and automatically reduced by $25,000,000.

(w)    Section 2.07(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

(c)    Term Loan. The Borrower shall repay the outstanding principal amount of the Term Loan (excluding Incremental Term Loans) in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

Payment Dates	Principal Amortization Payment
March 31, 2018	$6,562,500.00
June 30, 2018	$6,562,500.00
September 30, 2018	$6,562,500.00
December 31, 2018	$6,562,500.00
March 31, 2019	$6,562,500.00
June 30, 2019	$6,562,500.00
September 30, 2019	$6,562,500.00
December 31, 2019	$8,750,000.00
March 31, 2020	$8,750,000.00
June 30, 2020	$8,750,000.00
September 30, 2020	$8,750,000.00
December 31, 2020	$5,783,203.12
March 31, 2021	$5,783,203.12
June 30, 2021	$5,783,203.13
September 30, 2021	$5,783,203.13
December 31, 2021	$7,710,937.50
March 31, 2022	$7,710,937.50
June 30, 2022	$7,710,937.50
September 30, 2022	$7,710,937.50
December 31, 2022	$7,710,937.50
Maturity Date	Outstanding Principal Balance of Term Loan

(x)    A new Section 2.07(d) is hereby added to the Credit Agreement to read as follows:

(d)    Incremental Term Loans. The Borrower shall repay the outstanding principal amount of the Incremental Term Loans in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

Payment Dates	Principal Amortization Payment (% of the amount of Incremental Term Loans)
March 31, 2018	1.25%
June 30, 2018	1.25%
September 30, 2018	1.25%
December 31, 2018	1.25%
March 31, 2019	1.25%
June 30, 2019	1.25%
September 30, 2019	1.25%
December 31, 2019	1.25%
March 31, 2020	1.875%
June 30, 2020	1.875%
September 30, 2020	1.875%
December 31, 2020	1.875%
March 31, 2021	1.875%
June 30, 2021	1.875%
September 30, 2021	1.875%
December 31, 2021	1.875%
March 31, 2022	2.5%
June 30, 2022	2.5%
September 30, 2022	2.5%
December 31, 2022	2.5%
Maturity Date	Outstanding Principal Balance of Term Loan

(y)    Section 2.09(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Fee Letters. The Borrower shall pay to the Administrative Agent and the Joint Lead Arrangers for their own respective accounts fees in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall be non-refundable for any reason whatsoever.

(z)    The section labeled as “3.07    Survival” in the Credit Agreement shall now be Section 3.08 and the following Section 3.07 shall be added to the Credit Agreement in appropriate numerical order:

3.07    Successor LIBOR.

Notwithstanding anything to the contrary in this Agreement or any other Loan Documents (including Section 11.01 hereof), if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:

(i)    adequate and reasonable means do not exist for ascertaining LIBOR for the applicable currency for any requested Interest Period because the LIBOR Screen Rate for the applicable currency is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)    the administrator of the LIBOR Screen Rate for the applicable currency or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR for the applicable currency or the LIBOR Screen Rate for the applicable currency shall no longer be made available, or used for determining the interest rate of loans denominated in the applicable currency (such specific date, the “Scheduled Unavailability Date”), or

(iii)    syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR for the applicable currency, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Loan Parties may amend this Agreement to replace LIBOR for the applicable currency with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar syndicated credit facilities denominated in the applicable currency for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment (a “LIBOR Successor Amendment”), shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed LIBOR Successor Amendment to all Lenders and the Loan Parties unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such LIBOR Successor Amendment (in which case, the Administrative Agent and the Borrower may propose an alternative LIBOR Successor Amendment).

If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the applicable currency shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) if the applicable currency is US dollars, then the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the applicable Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in the applicable currency (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.

(aa)    The last sentence in Section 6.10 of the Credit Agreement is hereby amended to read as follows:

The insurance coverage of the Loan Parties as in effect on the Second Amendment Effective Date is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 6.10.

(bb)    Section 6.13 of the Credit Agreement is hereby amended to read as follows:

6.13    Subsidiaries.

Set forth on Schedule 6.13 is a complete and accurate list as of the Second Amendment Effective Date of each Subsidiary of any Loan Party, together with (i) jurisdiction of formation, (ii) number of shares or percentage of each class of Equity Interests outstanding, (iii) number or percentage of outstanding shares of each class owned (directly or indirectly) by any Loan Party or any Subsidiary and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Equity Interests of each Subsidiary of any Loan Party is validly issued, fully paid and non-assessable.

(cc)    The second sentence in Section 6.17 of the Credit Agreement is hereby amended to read as follows:

Set forth on Schedule 6.17 is a list of all IP Rights registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by each Loan Party as of the Second Amendment Effective Date that are reasonably necessary for the operation of its respective business.

    (dd)    Section 6.22 of the Credit Agreement is hereby amended to read as follows:

6.22    Business Locations.

Set forth on Schedule 6.22(a) is a list of all real property located in the United States that is owned or leased by the Loan Parties as of the Second Amendment Effective Date. Set forth on Schedule 6.22(b) is the tax payer identification number and organizational identification number of each Loan Party as of the Second Amendment Effective Date. The exact legal name and state of organization of (a) the Borrower is as set forth on the signature pages to the Second Amendment and (b) each Guarantor is (i) as set forth on the signature pages to the Second Amendment or (ii) as set forth on the signature pages to the Joinder Agreement pursuant to which such Guarantor became a party hereto. Except as set forth on Schedule 6.22(c), no Loan Party has during the five years preceding the Second Amendment Effective Date (i) changed its legal name, (ii) changed its state of formation, or (iii) been party to a merger, consolidation or other change in structure.

(ee)    The following sentence is hereby added to the end of Section 7.12 of the Credit Agreement to read as follows:

Notwithstanding anything to the contrary contained herein, neither Ocean City Research Corp., a New Jersey corporation, nor DEH Services, LLC, a Louisiana limited liability company, shall be required to be a Guarantor unless such Subsidiary ceases to be an inactive Subsidiary.

(ff)    Clause (i) of Section 7.02(i) of the Credit Agreement is hereby amended to read as follows:

(i) listing (A) all applications filed with the United States Copyright Office or the United States Patent and Trademark Office by any Loan Party, if any, for Copyrights, Patents or Trademarks (each such term as defined in the Security Agreement) made since the date of the prior certificate, (B) all issuances of registrations or letters on existing applications by any Loan Party for Copyrights, Patents and Trademarks (each such term as defined in the Security Agreement) registered with the United States Copyright Office or the United States Patent and Trademark Office and received since the date of the prior certificate, and (C) all Trademark Licenses, Copyright Licenses and Patent Licenses (each such term as defined in the Security Agreement) relating to Copyrights, Patents or Trademarks (each such term as defined in the Security Agreement) registered with the United States Copyright Office or the United States Patent and Trademark Office entered into by any Loan Party since the date of the prior certificate, and

(gg)    Section 8.02(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Investments existing as of the Second Amendment Effective Date and set forth in Schedule 8.02;

(hh)    Section 8.02(h) of the Credit Agreement is hereby amended to read as follows:

(h)    Investments made after the Second Amendment Effective Date in joint ventures (regardless of the form of the entity involved) and Foreign Subsidiaries, including the initial formation, capitalization or acquisition of a Foreign Subsidiary, in an aggregate amount not to exceed $50,000,000 at any time outstanding;

(ii)    Section 8.03(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Indebtedness of the Borrower and its Subsidiaries existing on the Second Amendment Effective Date and set forth in Schedule 8.03;

(jj)    Section 8.05 of the Credit Agreement is hereby amended to read as follows:

8.05    Dispositions.

Make any Disposition except for (a) Permitted Sale Leaseback Transactions, and (b) other Dispositions so long as (i) at least seventy five percent (75%) of the consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneous with consummation of the transaction and shall be in an amount not less than the fair market value of the property disposed of, (ii) such transaction does not involve a sale or other disposition of receivables other than (A) receivables owned by a Subsidiary that is not a Loan Party and sold or otherwise transferred in connection with a factoring arrangement or international trade credit insurance, or (B) receivables owned by or attributable to other property concurrently being disposed of in a transaction otherwise permitted under this Section 8.05, and (iii) the aggregate net book value of all of the assets Disposed of by the Borrower and its Subsidiaries in all such transactions (A) occurring during any fiscal year shall not exceed $30,000,000 and (B) occurring during the term of this Agreement commencing on the Second Amendment Effective Date shall not exceed $65,000,000; provided, that this clause (b)(iii) shall not apply to the Bayou Disposition so long as (1) the Bayou Disposition occurs on or before December 31, 2018, (2) the terms of the Bayou Disposition shall be reasonably satisfactory to the Administrative Agent, (3) no Default shall exist or result from the Bayou Disposition, (4) the Administrative Agent shall have received a Pro Forma Compliance Certificate demonstrating that, upon giving effect to the Bayou Disposition on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11, and (5) the Net Cash Proceeds shall be used to prepay the Loans as provided in Section 2.05(b)(vi)(B).

(kk)    Section 8.06(d) of the Credit Agreement is hereby amended to read as follows:

(d)    the Borrower shall be permitted to make additional Restricted Payments so long as (i) no Default or Event of Default exists immediately prior to and after giving effect to such Restricted Payment and (ii) the Consolidated Leverage Ratio (calculated on a Pro Forma Basis after giving effect to such Restricted Payment) is less than 2.50 to 1.0; provided that if the Consolidated Leverage Ratio is greater than or equal to 2.50 to 1.0, then the Borrower shall only be permitted to make additional Restricted Payments in an aggregate amount not to exceed (A) $30,000,000 for fiscal year 2018 and (B) $40,000,000 in any fiscal year thereafter.

(ll)    Section 8.11(a) of the Credit Agreement is hereby amended to read as follows:

(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than (i) 3.75 to 1.0 as of the end of any fiscal quarter ending during the period from December 31, 2017 to and including June 30, 2018, (ii) 3.50 to 1.0 as of the end of any fiscal quarter ending during the period from September 30, 2018 to and including December 31, 2018, (iii) 3.25 to 1.0 as of the end of any fiscal quarter ending during the period from March 31, 2019 to and including December 31, 2019 and (iii) 3.00 to 1.0 as of the end of any fiscal quarter ending thereafter; provided, that, (A) during a Material Acquisition Period, the applicable

Consolidated Leverage Ratio permitted above shall increase by 0.25 (the “Material Acquisition Temporary Increase”), (B) no more than one Material Acquisition Temporary Increase shall be in effect at any time (it being understood that following a Material Acquisition Period, the Consolidated Leverage Ratio permitted shall revert to the ratio set forth above (without any such increase)), and (C) there shall be no more than two (2) Material Acquisition Temporary Increases after the Second Amendment Effective Date.

(mm)    Section 8.11(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than (i) 1.15 to 1.0 as of the end of any fiscal quarter ending during the period from December 31, 2017 to and including September 30, 2018 and (ii) 1.25 to 1.0 as of the end of any fiscal quarter ending thereafter.

(nn)    Schedules 2.01, 6.10, 6.13, 6.17, 6.22(a), 6.22(b), 6.22(c), 8.02, 8.03 and 8.05 to the Credit Agreement are hereby deleted in their entirety and replaced with Schedules 2.01, 6.10, 6.13, 6.17, 6.22(a), 6.22(b), 6.22(c), 8.02, 8.03 and 8.05 attached hereto.

(oo)    Exhibit F to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit F attached hereto.

2.    Release.

(a)The Borrower hereby represents and warrants that as of the Second Amendment Effective Date, Ocean City Research Corp., a New Jersey corporation (“Ocean City”) is an inactive Subsidiary. The Required Lenders hereby authorize the Administrative Agent to (i) release Ocean City, as a Guarantor under the Credit Agreement and (ii) release any Liens granted by Ocean City on its property (such collateral, the “Released Collateral”) in favor of the Administrative Agent pursuant to the Credit Agreement, in each case, on the Second Amendment Effective Date.

(b)Upon the Second Amendment Effective Date, the Administrative Agent, on behalf of itself and the Lenders and in accordance with the foregoing clause (a), hereby (i) releases Ocean City as a Guarantor under the Credit Agreement, (ii) releases the Liens in favor of the Administrative Agent in or on the Released Collateral arising or created under the Loan Documents, and (iii) agrees to execute and deliver to the Borrower, at the sole expense of the Borrower, all documents or instruments reasonably requested by the Borrower in connection therewith.

(c)The Borrower hereby acknowledges that the releases in clause (b) above are being made without recourse to, or any representation or warranty by, the Administrative Agent.

3.    Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of the conditions set forth below; provided that, notwithstanding anything to the contrary contained herein, the amendments set forth in Sections 1(a), 1(b), 1(j), 1(ll), 1(mm) and 1(oo) shall be deemed to be effective as of December 31, 2017 upon satisfaction of the conditions set forth below:

(a)    Loan Documents. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Lenders and the Administrative Agent.

(b)    Exiting Lender Consent. Receipt by the Administrative Agent of exiting lender consent duly executed by National Bank of Kuwait SAK, Grand Cayman Branch and Wells Fargo Bank, National Association.

(c)    Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of US legal counsel to the Borrower and Guarantors, UK legal counsel to the Administrative Agent, and Cypriot legal counsel to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the Second Amendment Effective Date, and in form and substance satisfactory to the Administrative Agent.

(d)    No Material Adverse Change. There shall not have occurred, since December 31, 2016 any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect on the Borrower and its Subsidiaries, taken as a whole.

(e)    Organization Documents, Resolutions, Etc.

(i)    Loan Parties (other than UK Loan Parties and the Cypriot Loan Party). Receipt by the Administrative Agent of the following, in form and substance satisfactory to the Administrative Agent and its legal counsel:

(A)    certificates of Responsible Officers of each Loan Party certifying that the Organization Documents of each Loan Party delivered to the Administrative Agent on the Closing Date have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Second Amendment Effective Date, or if such Organization Documents have been amended, supplemented or otherwise modified, attaching copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Second Amendment Effective Date;

(B)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; and

(C)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(ii)    UK Loan Parties.    Receipt by the Administrative Agent of the following, in form and substance satisfactory to the Administrative Agent:

(A)     copies of the Articles of Association, the Certificate of Incorporation and, if relevant, any Certificates of Change of Name of each UK Loan Party, or, a certificate of a Responsible Officer of each UK Loan Party certifying that the Organization Documents of each UK Loan Party delivered to the Administrative Agent on the Closing Date have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Second Amendment Effective Date;

(B)     a copy of a resolution of the board of directors of each UK Loan Party: (1) approving the terms of, and the transactions contemplated by, this Amendment and resolving that it execute, deliver and perform, this Amendment; (2) authorizing a specified person or persons to execute this Amendment; and (3) authorizing a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Amendment;

(C)     a copy of a resolution signed by all the holders of the issued shares in each UK Loan Party, approving the terms of, and the transactions contemplated by, this Amendment;

(D)     a certificate of each UK Loan Party, signed by a Responsible Officer of such UK Loan Party: (1) certifying that each copy document relating to it specified in paragraphs (A) - (C) of this Section 2(d)(ii) to be true and correct and in full force and effect as of the Second Amendment Effective Date; (2) certifying that borrowing or guaranteeing or securing, as appropriate, the Loan would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded; and (3) providing a specimen of the signature of each person authorized by the resolution referred to in paragraph (B) above; and

(E)     a copy of any other authorization or other document, opinion or assurance which the Administrative Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by this Amendment or for the validity and enforceability of any Loan Document.

(iii)    Receipt by the Administrative Agent of the following in respect of the Cypriot Loan Party, in form and substance satisfactory to the Administrative Agent:

(A)    a certified true copy of its memorandum and articles of association;

(B)    copies of the certificates of:

(1)     incorporation;
(2)    registered office;
(3)    directors and secretary;
(4)    shareholders;
(5)    good standing;
(6)    no winding-up; and
(7)    if relevant, change of name of the Cypriot Loan Party

or, other than with respect to items (5) and (6), a certificate of a Responsible Officer of the Cypriot Loan Party certifying that the Organization Documents of the Cypriot Loan Party delivered to the Administrative Agent on the First Amendment Effective Date have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Second Amendment Effective Date;

(C)     a copy of a written resolution or minutes of the meeting of the board of directors:

(1)     approving the terms of, and the transactions contemplated by, this Amendment and resolving that it execute, deliver and perform, this Amendment;

(2)     authorising a specified person or persons to execute, this Amendment; and

(3)     authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Amendment;

(D)    a copy of a written resolution or minutes of the meeting of all the holders of the issued shares in the Cypriot Loan Party (if necessary), approving the terms of, and the transactions contemplated by, this Amendment;

(E)     if the person authorised in paragraph (C)(2) above is not a director of the Cypriot Loan Party, a copy of the power of attorney issued to such person and a copy of the board resolution of the Cypriot Loan Party approving the issue of such power of attorney;

(F)    a certified true copy of its corporate register, including its register of members, register of directors and secretary and register of mortgages and charges;

(G)    a certificate of the Cypriot Loan Party, signed by a director of the Cypriot Loan Party:

(1)    certifying that each copy document relating to it specified in paragraphs (i) - (vi) of this Section 2(d)(iii) to be true and correct and in full force and effect as of the Second Amendment Effective Date;

(2)    certifying that guaranteeing or securing, as appropriate, the Loan would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded; and

(3)    providing a specimen of the signature of each person authorised by the resolution referred to in paragraph (iii) above;

(H)    an original incumbency certificate, signed by the secretary of the Cypriot Loan Party, in the form approved by the Administrative Agent; and

(I)     a copy of any other authorisation or other document, opinion or assurance which the Administrative Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by this Amendment.

(f)    Legal Fees. Payment by the Loan Parties of the reasonable out-of-pocket costs and expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

4.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.

(b)    Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents. Each Loan Party confirms that, after giving effect to this Amendment, the security interests in the Collateral created pursuant to the Collateral Documents (i) remain in full force and effect, and (ii) continue to secure all Obligations.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, examinership, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:            AEGION CORPORATION,
a Delaware corporation

By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Interim Chief Financial Officer,
General Counsel and Secretary

GUARANTORS:        INSITUFORM TECHNOLOGIES USA, LLC,
a Delaware limited liability company
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
INA ACQUISITION CORP.,
a Delaware corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	President, Chief Administrative Officer and Secretary
AEGION INTERNATIONAL SERVICES, INC.
(f/k/a ITI INTERNATIONAL SERVICES, INC.),
a Delaware corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	President, Chief Administrative Officer and Secretary
MANUFACTURED TECHNOLOGIES CORPORATION,
a Mississippi corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary

THE BAYOU COMPANIES, LLC,
a Delaware limited liability company
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary

AEGION COATING SERVICES, LLC
(f/k/a Commercial Coating Services International, LLC),
a Texas limited liability company
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
INFRASTRUCTURE GROUP HOLDINGS, LLC,
a Delaware limited liability company
By: /s/ David F. Morris

Name:	David F. Morris

Title:	President, Chief Administrative Officer and Secretary
FIBRWRAP CONSTRUCTION SERVICES, INC.,
a Delaware corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
FIBRWRAP CONSTRUCTION SERVICES USA, INC.,
a Delaware corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
FYFE CO. LLC,
a Delaware limited liability company
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary

UNITED PIPELINE SYSTEMS INTERNATIONAL, INC.,
a Delaware corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
UNITED PIPELINE MIDDLE EAST, INC.,
a Delaware corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
AEGION HOLDING COMPANY, LLC,
a Delaware limited liability company
By: /s/ David F. Morris

Name:	David F. Morris

Title:	President, Chief Administrative Officer and Secretary
corrpro companies, INC.,
an Ohio corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
Corrpro companies International, inc.
a Nevada corporation

By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary

CORRPRO CANADA HOLDINGS, INC.,
a Delaware corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	President, Chief Administrative Officer and Secretary

CORRPRO HOLDINGS, LLC,
a Delaware limited liability company
By: /s/ David F. Morris

Name:	David F. Morris

Title:	President, Chief Administrative Officer and Secretary
INSITUFORM TECHNOLOGIES, LLC,
a Delaware limited liability company
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
UNITED PIPELINE SYSTEMS, INC.,
a Nevada corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
BRINDERSON, L.P.,
a California limited partnership
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
BRINDERSON CONSTRUCTORS INC.,
a California corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary

GENERAL ENERGY SERVICES,
a California corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	President, Chief Administrative Officer and Secretary
AEGION ENERGY SERVICES, INC.,
a Delaware corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
BRINDERSON SERVICES, LLC,
a Delaware limited liability company
By: /s/ David F. Morris

Name:	David F. Morris

Title:	President, Chief Administrative Officer and Secretary
INSITUFORM NETHERLANDS HOLDINGS, LLC,
a Delaware limited liability company
By: /s/ David F. Morris

Name:	David F. Morris

Title:	President, Chief Administrative Officer and Secretary
AEGION REHABILITATION SERVICES LIMITED,
a company incorporated in England and Wales
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Director
CORRPRO COMPANIES ENGINEERING LTD.,
a company incorporated in England and Wales
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Director

SCHULTZ INDUSTRIAL SERVICES, INC.
(f/k/a Schultz Mechanical Contractors, Inc.),
a California corporation
By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary
UNDERGROUND SOLUTIONS, INC.,
a Delaware corporation

By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary

UNDERGROUND SOLUTIONS TECHNOLOGIES GROUP, INC.,
a Pennsylvania corporation

By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary

ALLSAFE SERVICES, INC.,
a Delaware corporation

By: /s/ David F. Morris

Name:	David F. Morris

Title:	Executive Vice President, Chief Administrative Officer and Secretary

AEGION CYPRUS LIMITED,
a Cyprus private company limited by shares

By: /s/ David F. Morris

Name:	David F. Morris

Title:	Director

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Felicia Brinson

Name:	Felicia Brinson

Title:	Assistant Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By: /s/ Eric A. Escagne

Name:	Eric A. Escagne

Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Justin Hastings

Name:	Justin Hastings

Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Mark Concannon

Name:	Mark Concannon

Title:	Senior Vice President

COMPASS BANK,
as a Lender

By: /s/ Jay S. Tweed

Name:	Jay S. Tweed

Title:	SVP

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Helen D. Davis

Name:	Helen D. Davis

Title:	Executive Director

FIFTHE THIRD BANK,
as a Lender

By: /s/ Lafayette Ford

Name:	Lafayette Ford

Title:	Director, SVP

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ John P. Malloy

Name:	John P. Malloy

Title:	Senior Vice President

BMO Harris Bank, n.a.,
as a Lender

By: /s/ Michael Gift

Name:	Michael Gift

Title:	Director

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage of Revolving Commitment	Term Loan Commitment	Applicable Percentage of Term Loan Commitment
Bank of America, N.A.	$51,332,819.72	17.110939907%	$52,776,555.28	17.110939908%
U.S. Bank National Association	$51,332,819.72	17.110939907%	$52,776,555.28	17.110939908%
PNC Bank, National Association	$51,332,819.72	17.110939907%	$52,776,555.28	17.110939908%
Compass Bank	$51,332,819.72	17.110939907%	$52,776,555.28	17.110939908%
JPMorgan Chase Bank, N.A.	$29,583,975.35	9.861325117%	$30,416,024.65	9.861325114%
Fifth Third Bank	$29,583,975.35	9.861325117%	$30,416,024.65	9.861325114%
Branch Banking and Trust Company	$18,736,517.72	6.245505907%	$19,263,482.28	6.245505906%
BMO Harris Bank, N.A.	$16,764,252.70	5.588084233%	$17,235,747.30	5.588084231%
TOTAL	$300,000,000.00	100.000000000%	$308,437,500.00	100.000000000%

SCHEDULE 6.10

AEGION CORPORATION INSURANCE

TYPE	CARRIER	POLICY #	EXPIRATION DATE	AMOUNT	DEDUCTIBLE (if SIR, identified)
General Liability All subsidiaries	Greenwich Insurance Company	***	***	***	***
Auto/Workers Compensation Clash Retention	Illinois Union Insurance Company	***	***	***	***
Automobile All subsidiaries	Ace American Insurance Company	***	***	***	***
Worker’s Compensation- Deductible All subsidiaries with operations in CA/MA	Ace American Insurance Company	***	***	***	***
Worker’s Compensation- Retro All subsidiaries with operations in WI	Ace Fire Underwriters	***	***	***	***
Worker’s Compensation- Deductible All subsidiaries with operations in All other States	Indemnity Insurance Co. of North America	***	***	***	***
Excess Liability All subsidiaries	Starr Indemnity & Liability Company	***	***	***	***
Punitive Wrap Policy All subsidiaries	Starr Insurance & Reinsurance Limited	***	***	***	***
Excess Liability All subsidiaries	American Guarantee & Liability Ins. Co.	***	***	***	***
Punitive Wrap Policy All subsidiaries	Hanseatic	***	***	***	***
Excess Liability All subsidiaries	Endurance America Insurance Company	***	***	***	***
Punitive Wrap Policy All subsidiaries	Magna Carta Ins. Ltd	***	***	***	***
Excess Liability All subsidiaries	Ohio Casualty Insurance Co (Liberty)	***	***	***	***
Punitive Wrap Policy All subsidiaries	Liberty Insurance Co	***	***	***	***
Excess Liability All subsidiaries	Travelers Insurance	***	***	***	***
Punitive Wrap Policy All subsidiaries	Travelers Insurance Ltd	***	***	***	***
Premises Pollution Legal Liability- Domestic All Subsidiaries	Indian Harbor Ins. Co.	***	***	***	***

Contractors Pollution Liability All Subsidiaries Domestic	Indian Harbor Ins. Co.	***	***	***	***
Excess Contractors Pollution Liability All Subsidiaries	Allied World Assurance Company	***	***	***	***
Excess Contractors Pollution Liability All Subsidiaries	Ironshore Insurance Company	***	***	***	***
Professional Liability- Worldwide Corrpro, Brinderson, Fyfe, Bayou Wasco, Insituform, Hockway, Schultz, Aegion Energy Services, and Underground Solutions	Indian Harbor Ins. Co.	***	***	***	***
Excess Professional Liability	Ironshore Specialty	***	***	***	***
Marine Liability TBC, CCSI, Corrpro, Fyfe and Brinderson	Starr Indemnity & Liability Company	***	***	***	***
Protection & Indemnity and Hull Coverage TBC for “Little John”; Corrpro for “Carolina Skiff” ; Fibrwrap for Jon boat	Starr Indemnity & Liability Company	***	***	***	***
Excess Marine Liability TBC, CCSI, Corrpro, Fyfe and Brinderson	Starr Indemnity & Liability Company	***	***	***	***
Excess Marine Liability TBC, CCSI, Corrpro, Fyfe and Brinderson	Lloyd’s of London	***	***	***	***
Excess Marine Liability TBC, CCSI, Corrpro, Fyfe and Brinderson	Lloyd’s of London	***	***	***	***
Excess Marine Liability TBC, CCSI, Corrpro, Fyfe and Brinderson	Continental Underwriters	***	***	***	***
Watercraft Pollution Liability- “Little John”- TBC only	Water Quality Ins. Syndicate	***	***	***	***
Non-Owned Aircraft Liability All subsidiaries	Endurance American	***	***	***	***
Property (Global Program) All subsidiaries except Bayou Wasco Insulation	Endurance American Specialty Insurance Company (10%) Allianz Global Risks US Ins. Co. (40%) Westport Insurance Corp (Swiss Re) (50%)	***	***	***	***

Ocean Cargo-all subsidiaries	Starr Indemnity Ins. Co.	***	***	***	***
Contractors Equipment & Installation Floater (Global Program) All subsidiaries Excluding India, Mexico, Oman and Canada except Fibrwrap-Canada exposures	AGCS Marine Insurance Company	***	***	***	***
Employed Lawyers Professional Liability-Per Application	Federal Insurance Co.	***	***	***	***
Directors & Officers Liability-Primary	Chubb (Federal Ins. Co.)	***	***	***	***
Directors & Officers Liability- Excess	Axis Ins. Co.	***	***	***	***
Directors & Officers Liability- Excess	Beazley Ins. Co.	***	***	***	***
Directors & Officers Liability- Excess	Navigators Ins. Co.	***	***	***	***
Directors & Officers Liability- Excess-Broad Form A	ACE American Ins. Co.	***	***	***	***
Directors & Officers Liability- Excess-Broad Form A	CNA (Continental Casualty Co.)	***	***	***	***
Employment Practices Liability	Chubb (Federal Ins. Co.)	***	***	***	***
Fiduciary Liability	Chubb (Federal Ins. Co.)	***	***	***	***
Special Crime (K&R)	Great American (Hiscox)	***	***	***	***
Crime	Zurich	***	***	***	***
Cyber Liability	Beazley Ins. Co.	***	***	***	***
General Liability- Local	Chubb European Group Ltd.	***	***	***	***
Foreign Liability MASTER PROGRAM All Subsidiaries	Ace American Insurance Co.	***	***	***	***
Excess Liability All subsidiaries	Starr Indemnity & Liability Company	***	***	***	***
Excess Liability All subsidiaries	American Guarantee & Liability Ins. Co.	***	***	***	***
Excess Liability All subsidiaries	Endurance America Insurance Company	***	***	***	***
Excess Liability All subsidiaries	Ohio Casualty Insurance Co (Liberty)	***	***	***	***
Excess Liability All subsidiaries	Travelers Insurance	***	***	***	***
Property- Local	Allianz Insurance Plc	***	***	***	***
Property (Global Program) All subsidiaries except India, Mexico and Oman are DIC/DIL only	Endurance American Specialty Insurance Company (10%) Allianz Global Risks US Ins. Co. (40%) Westport Insurance Corp (Swiss Re) (50%)	***	***	***	***

SCHEDULE 6.13

SUBSIDIARIES

Company Name	Place of Formation	Equity Interests Outstanding	Ownership	Outstanding Options, Warrants, Rights of Conversion or Purchase
Aegion Coating Services, LLC	Texas	100% member interest	Aegion Holding Company, LLC owns 100% of the equity interests	None
Aegion Corrosion Protection Holdings Limited	England & Wales	40,462.5 ordinary shares and 19,500 preferred ordinary	Corrpro Companies, Inc. owns 100% of the equity interests	None
Aegion Cyprus Limited	Cyprus	2,002 shares	Aegion Corporation owns 100% of the equity interests	None
Aegion Energy Services, Inc.	Delaware	N/A	Aegion Holding Company, LLC owns 100% of the equity interests	None
Aegion Holding Company, LLC	Delaware	100 shares of common stock	Aegion Corporation owns 100% of the equity interests	None
Aegion International Holdings Limited	England & Wales	1 ordinary share	Aegion Holding Company, LLC owns 100% of the equity interests	None
Aegion International Limited	England & Wales	1 ordinary share	Aegion International Holdings Limited owns 100% of the equity interests	None
Aegion International Services, Inc.	Delaware	100 shares	Aegion Corporation owns 100% of the equity interests	None
Aegion Rehabilitation Services Limited	England & Wales	1,000 ordinary shares	Aegion Cyprus Limited owns 100% of the equity interests	None
Aegion Saudi Arabia Company	Saudi Arabia	5,000 shares	Aegion International Holdings Limited owns 100% of the equity interests	None
Aegion South Africa (Pty) Ltd	South Africa	100 shares	Aegion International Holdings Limited owns 60% of the equity interests	None
AllSafe Services, Inc.	Delaware	100 shares	Aegion Energy Services, Inc. owns 100% of the equity interests	None
Bayou Wasco Insulation, LLC	Delaware	100 Units	Aegion Holding Company, LLC owns 51% of the equity interests	None
Brinderson Constructors Inc.	California	1,000 shares	Aegion Energy Services, Inc. owns 100% of the equity interests	None
Brinderson Services, LLC	Delaware	N/A	General Energy Services owns 100% of the equity interests	None
Brinderson, L.P.	California	13,360,035 Class A Units; 1,999,291 Class B Units	General Energy Services owns 3.6% GP interest; Brinderson Services, LLC owns 96.4% LP interest	None
Building Chemical Supplies Limited	New Zealand	5,000 ordinary shares	Fyfe International Holdings B.V. owns 100% of the equity interests	None
Concrete Solutions Limited	New Zealand	100 ordinary shares	Fyfe International Holdings B.V. owns 100% of the equity interests	None
Corrpower International Limited	Saudi Arabia	20,000 shares	Corrpro Canada, Inc. owns 70% of the equity interests	None

Corrpro Canada Holdings, Inc.	Delaware	1,000 shares	Corrpro Companies, Inc. owns 100% of the equity interests	None
Corrpro Canada, Inc.	Alberta, Canada	10,000,001 common shares and 3,274,219 preferred shares	Insituform Technologies C.V. owns 90% of the common shares (9,000,000 shares); Corrpro Holdings, LLC owns 10% of the common shares (1,000,001 shares) and 100% of the preferred shares	None
Corrpro Companies Engineering Limited	England & Wales	N/A	Aegion Rehabilitation Services Limited owns 100% of the equity interests	None
Corrpro Companies Europe Ltd.	England & Wales	185,327 Ordinary A shares and 52,387 Ordinary B shares	Aegion Corrosion Protection Holdings Limited owns 100% of the equity interests	None
Corrpro Companies International, Inc.	Nevada	100 shares	Corrpro Companies, Inc. owns 100% of the equity interests	None
Corrpro Companies, Inc.	Ohio	100 shares of common stock	Aegion Corporation owns 100% of the equity interests	None
Corrpro Holdings, LLC	Delaware	710 shares of common stock	Corrpro Canada Holdings, Inc. owns 100% of the equity interests	None
DEH Services, LLC	Louisiana	Limited liability company interest	Aegion Holding Company, LLC owns 100% of the equity interests	None
Environmental Techniques Limited	Northern Ireland	20,000 ordinary shares	Killeen Trading Limited owns 100% of the equity interests	None
Fibrwrap Construction (M) Sdn Bhd	Malaysia	100,000 shares	Fyfe Asia Pte. Ltd. owns 100% of the equity interests	None
Fibrwrap Construction Chile S.A.	Chile	5,000 shares	Fibrwrap Construction LatinAmerica, S.A. owns 55% of the equity interests	None
Fibrwrap Construction Colombia S.A.S.	Colombia	175,000 shares	Fibrwrap Construction LatinAmerica, S.A. owns 100% of the equity interests	None
Fibrwrap Construction LatinAmerica, S.A.	Panama	250 shares	Fyfe International Holdings B.V. owns 100% of the equity interests	None
Fibrwrap Construction Pte Ltd	Singapore	1,000,000 shares	Fyfe International Holdings B.V. owns 100% of the equity interests	None
Fibrwrap Construction Services Ltd.	British Columbia, Canada	100 common shares	Infrastructure Group Holdings, LLC owns 100% of the equity interests	None
Fibrwrap Construction Services USA, Inc.	Delaware	100 shares of capital stock	Infrastructure Group Holdings, LLC owns 100% of the equity interests	None
Fibrwrap Construction Services, Inc.	Delaware	100 shares of capital stock	Infrastructure Group Holdings, LLC owns 100% of the equity interests	None
Fibrwrap ENC Korea Ltd.	Korea	1,000 shares	Fyfe (Hong Kong) Limited owns 70% of the equity interests	None
Fyfe - Latin America, S.A. de C.V.	El Salvador	175 shares	Fyfe International Holdings B.V. owns 174 shares; Infrastructure Group Holdings, LLC owns 1 share	None

Fyfe - LatinAmerica S.A.	Panama	100 common shares	Fyfe International Holdings B.V. owns 100% of the equity interests	None
Fyfe (Hong Kong) Limited	Hong Kong	1,000,000 shares	Fyfe International Holdings B.V. owns 63.3% of the equity interests (633,000 shares); Fyfe Asia Pte. Ltd. owns 36.7% of the equity interests (367,000 shares)	None
Fyfe Asia Pte. Ltd.	Singapore	1,000,000 shares	Fyfe International Holdings B.V. owns 100% of the equity interests	None
Fyfe Borneo Sdn Bhd	Brunei	100,000 shares	Fyfe Asia Pte. Ltd. owns 51% of the equity interests (51,000 shares)	None
Fyfe Co. LLC	Delaware	100 shares of common stock	Infrastructure Group Holdings, LLC owns 100% of the equity interests	None
Fyfe International Holdings B.V.	Netherlands	18,000 shares	Insituform C.V. owns 100% of the equity interests	None
Fyfe Japan Co. Ltd	Japan	200,000 shares	Fyfe Asia Pte. Ltd. owns 100% of the equity interests	None
General Energy Services	California	500,000 shares	Aegion Energy Services, Inc. owns 100% of the equity interests	None
Hockway Middle East FZE	Dubai Silicon Oasis Free Trade Zone	1 share	Insituform Technologies Netherlands B.V. owns 100% of the equity interests	None
Hockway Middle East FZE	Ras Al Khaimah Free Trade Zone	12 shares	Insituform Technologies Netherlands B.V. owns 100% of the equity interests	None
INA Acquisition Corp.	Delaware	1,000 shares of common stock	Aegion Corporation owns 100% of the equity interests	None
Infrastructure Group Holdings, LLC	Delaware	100 shares of common stock	Aegion Corporation owns 100% of the equity interests	None
Insitu Envirotech (S.E. Asia) Pte. Ltd.	Singapore	3,000,000 shares	Insituform Technologies Netherlands B.V. owns 100% of the equity interests	None
Insituform A/S	Denmark	600 shares	Insituform Rioolrenovatietechnieken B.V. owns 100% of the equity interests	None
Insituform Asia Limited	Hong Kong	225,214 ordinary shares	Insituform Technologies Netherlands B.V. owns 100% of the equity interests	None
Insituform C.V.	Netherlands	0.62% LP interest and 99.38% GP interest	Insituform Technologies Netherlands Holdings, LLC owns 0.62% LP interest; Insituform Technologies C.V. owns 99.38% GP interest	None
Insituform Cyprus Limited	Cyprus	2,000 ordinary shares	Insituform Technologies Limited [Canada] owns 100% of the equity interests	None
Insituform Europe SAS	France	Capital of 38,200 Euros	Insituform Cyprus Limited owns 100% of the equity interests	None
Insituform Holdings (UK) Limited	England & Wales	181,377 ordinary shares	Insituform Holdings B.V. owns 100% of the equity interests	None

Insituform Holdings B.V.	Netherlands	1 Common share; 1 Preferred share	Insituform Technologies Netherlands B.V. owns 1 Common share; Insituform Cyprus Limited owns 1 Preferred share	None
Insituform Hong Kong Limited	Hong Kong, China	1,000 shares	Insituform Technologies Netherlands B.V. owns 100% of the equity interests	None
Insituform Limited Partnership	New Brunswick, Canada	99.99% GP interest; 0.01% LP interest	Insituform Technologies Netherlands B.V. owns 99.99% GP interest; Insituform Holdings B.V. owns 0.01% LP interest	None
Insituform Linings Asia Sdn Bhd	Malaysia	100,000 ordinary shares	Insituform Singapore Pte. Ltd. owns 100% of the equity interests	None
Insituform Linings Limited	England & Wales	68,000 shares	Insituform Holdings (UK) Limited owns 100% of the equity interests	None
Insituform Netherlands Holdings, LLC	Delaware	N/A	INA Acquisition Corp. owns 100% of the equity interests	None
Insituform Pacific Pty Limited	Australia	5,218,085 ordinary shares	Insituform Technologies Netherlands B.V. owns 100% of the equity interests	None
Insituform Pipeline Rehabilitation Private Limited	India	22,196,798 shares	Insituform Technologies, LLC owns 100% of the equity interests	None
Insituform Rioolrenovatietechnieken B.V.	Netherlands	18,151.21 shares	Insituform Cyprus Limited owns 100% of the equity interests	None
Insituform Singapore Pte. Ltd.	Singapore	6,233,873 ordinary shares	Insituform Technologies Netherlands B.V. owns 100% of the equity interests	None
Insituform sp. z o.o.	Poland	100 shares	Insituform Holdings (UK) Limited owns 100% of the equity interests	None
Insituform SPML JV	India	Membership Interest	Insituform Technologies, LLC owns 99.9% of the equity interests	None
Insituform Sverige AB	Sweden	1,000 shares	Insituform A/S owns 100% of the equity interests	None
Insituform Technologies C.V.	Netherlands	0.5% LP interest and 99.5% GP interest	Insituform Netherlands Holdings, LLC owns 0.5% LP interest; INA Acquisition Corp. owns 99.5% GP interest	None
Insituform Technologies Iberica SA	Spain	N/A	INA Acquisition Corp. owns 100% of the equity interests	None
Insituform Technologies Limited	England & Wales	1,000,000 shares	Insituform Holdings (UK) Limited owns 100% of the equity interests	None
Insituform Technologies Limited	Alberta, Canada	126 Common shares; 1,127,801 Class A Preferred shares; 500 Special shares	Insituform Technologies Netherlands B.V. owns 126 Common shares & 1,127,801 Class A Preferred shares; INA Acquisition Corp. owns 500 Special shares	None
Insituform Technologies Netherlands B.V.	Netherlands	18,001 shares	Insituform C.V. owns 100% of the equity interests	None

Insituform Technologies Netherlands Holdings, LLC	Delaware	N/A	Insituform Technologies C.V. owns 100% of the equity interests	None
Insituform Technologies USA, LLC	Delaware	1,000 shares	Insituform Technologies, LLC owns 100% of the equity interests	None
Insituform Technologies, LLC	Delaware	1 share	Aegion Corporation owns 100% of interests	None
Killeen Trading Limited	Northern Ireland	38,092 ordinary shares	Insituform Holdings (UK) Limited owns 100% of the equity interests	None
Manufactured Technologies Corporation	Mississippi	10 shares of capital stock	Aegion Corporation owns 100% of the equity interests	None
Nu Pipe Limited	England & Wales	1,000 ordinary shares	Insituform Holdings (UK) Limited owns 100% of the equity interests	None
Ocean City Research Corp.	New Jersey	1,000 shares	Corrpro Companies, Inc. owns 100% of the equity interests	None
PT Fyfe Fibrwrap Indonesia	Indonesia	2,000 shares	Fyfe Asia Pte. Ltd. owns 55% of the equity interests (1,100 shares)	None
Schultz Industrial Services, Inc.	California	200 shares	Aegion Energy Services, Inc. owns 100% of the equity interests	None
Sewer Services Limited	England & Wales	10,000 shares	Insituform Holdings (UK) Limited owns 100% of the equity interests	None
Technologie & Art Pte. Ltd.	Singapore	2 ordinary shares	Fyfe Asia Pte. Ltd. owns 100% of the equity interests	None
The Bayou Companies, LLC	Delaware	100 shares of capital stock	Aegion Corporation owns 100% of the equity interests	None
Underground Solutions Technologies Group, Inc.	Pennsylvania	100 shares	Underground Solutions, Inc. owns 100% of the equity interests	None
Underground Solutions, Inc.	Delaware	100 shares	Aegion Corporation owns 100% of the equity interests	None
United Pipeline de Mexico S.A. de C.V.	Mexico	50,000 shares of capital stock	INA Acquisition Corp. owns 55% of the equity interests	None
United Pipeline Middle East, Inc.	Delaware	100 shares of capital stock	Aegion Holding Company, LLC owns 100% of the equity interests	None
United Pipeline Systems International, Inc.	Delaware	100 shares of capital stock	Aegion Holding Company, LLC owns 100% of the equity interests	None
United Pipeline Systems Limited	Alberta, Canada	100 shares	Insituform Technologies Netherlands B.V. owns 100% of the equity interests	None
United Pipeline Systems, Inc.	Nevada	100 shares of capital stock	Aegion Holding Company, LLC owns 100% of the equity interests	None
United Pipelines Inversiones Limitada	Chile	Member interests	Insituform Technologies, LLC owns 60% of the equity interests; INA Acquisition Corp. owns 40% of the equity interests	None
United Pipelines SRL	Argentina	1,200 quotas	United Pipelines Inversiones Limitada owns 90% of the equity interests; Insituform Technologies Netherlands B.V. owns 10% of the equity interests	None

United Sistema de Tuberias Limitada	Chile	100% member interest	Insituform Technologies, LLC owns 60% of the equity interests; INA Acquisition Corp. owns 40% of the equity interests	None
United Sistemas de Revestimento em Tubulações Ltda.	Brazil	503.75 quotas	Insituform Holdings B.V. owns 0.8% of the equity interests; Insituform Technologies Netherlands B.V. owns 99.2% of the equity interests	None
United Special Technical Services LLC	Oman	800,000 shares	Insituform Technologies Netherlands B.V. owns 51% of the equity interests	None
UPS-APTec Limited	England & Wales	642,400 ordinary shares	United Pipeline Systems International, Inc. owns 51% of the equity interests	None
Wilson Walton (Portugal) Anti Corrosivos Ltd.	Portugal	N/A	Aegion Corrosion Protection Holdings Limited owns 100% of the equity interests	None
Wilson Walton Overseas Holding Limited	England & Wales	N/A	Aegion Corrosion Protection Holdings Limited owns 100% of the equity interests	None

SCHEDULE 6.17

INTELLECTUAL PROPERTY

U.S. Patents
Issued Patents

Patent Owner	Title	Patent No.	Issue Date
AEGION COATING SERVICES, LLC	INTERNAL FIELD JOINT INSPECTION ROBOT	7077020	7/18/2006
AEGION COATING SERVICES, LLC	INTERNAL PIPE COATING INSPECTION ROBOT	8633713	1/21/2014
AEGION COATING SERVICES, LLC	PIPELINE INTERNAL FIELD JOINT CLEANING, COATING, AND INSPECTION ROBOT	8800396	8/12/2014
AEGION COATING SERVICES, LLC	PIPE OUTER SURFACE INSPECTION APPARATUS	9389150	7/12/2016
AEGION COATING SERVICES, LLC	COATING APPARATUS AND METHOD OF COATING JOINT	9789505	10/17/2017
Corrpro Companies, Inc.	SACRIFICIAL ANODE FOR CATHODIC PROTECTION AND ALLOY THEREFOR	6673309	1/6/2004
Corrpro Companies, Inc.; Sunoco Pipeline L.P.	COMPOSITE ANODE, ELECTROLYTE PIPE SECTION, AND METHOD OF MAKING AND FORMING A PIPELINE, AND APPLYING CATHODIC PROTECTION TO THE PIPELINE	6238545	5/29/2001
Fyfe Co. LLC	SYSTEM AND METHOD OF REINFORCING A COLUMN POSITIONED PROXIMATE A BLOCKING STRUCTURE (Fyfe)	9085898	7/21/2015
Fyfe Co. LLC	BLAST-RESISTANT BUILDING (Fyfe)	6138420	10/31/2000
Fyfe Co. LLC	METHOD OF EXTERNALLY STRENGTHENING CONCRETE COLUMNS WITH FLEXIBLE STRAP OF RENFORCING MATERIAL (Fyfe/Hexel)	6219991	4/24/2001
Fyfe Co. LLC	STAY-IN-PLACE FORM (Fyfe)	6295782	10/2/2001
Fyfe Co. LLC	ANCHOR AND METHOD FOR REINFORCING A STRUCTURE (Fyfe)	7207149	4/24/2007
Fyfe Co. LLC	REPAIR JACKET FOR PILINGS AND METHOD (Fyfe)	7300229	11/27/2007
Fyfe Co. LLC	METHOD FOR REPAIRING STEEL-REINFORCED CONCRETE STRUCTURE (Fyfe)	7306687	12/11/2007
Fyfe Co. LLC	BLAST RESISTANT PREFABRICATED WALL UNITS (Fyfe)	7406806	8/5/2008
Fyfe Co. LLC	CONNECTOR FOR REINFORCING THE ATTACHMENT AMONG STRUCTURAL COMPONENTS (Fyfe)	7574840	8/18/2009
Fyfe Co. LLC	CONNECTOR FOR REINFORCING THE ATTACHMENT AMONG STRUCTURAL COMPONENTS (Fyfe)	7930863	4/26/2011
Fyfe Co. LLC	SYSTEM FOR REINFORCING STRUCTURE USING SITE-CUSTOMIZED MATERIALS (Fyfe)	7946088	5/24/2011
Fyfe Co. LLC	SYSTEM AND METHOD FOR INCREASING THE SHEAR STRENGTH OF A STRUCTURE (Fyfe)	7980033	7/19/2011
Fyfe Co. LLC	REINFORCEMENT SYSTEM FOR INCREASED LATERAL STABILITY OF FLOOD WALL	8496404	7/30/2013
Fyfe Co. LLC	SYSTEM AND METHOD OF REINFORCING SHAPED COLUMNS (Fyfe)	8511043	8/20/2013
Fyfe Co. LLC	METHODS OF REINFORCING STRUCTURES AGAINST BLAST EVENTS (Fyfe)	8713891	5/6/2014
Fyfe Co. LLC	REINFORCEMENT SYSTEM FOR INCREASED LATERAL STABILITY OF FLOOD WALL (Fyfe)	8784006	7/22/2014
Fyfe Co. LLC	SYSTEMS AND METHODS FOR PROTECTING A CABLE OR CABLE BUNDLE (Fyfe)	8795832	8/5/2014

Fyfe Co. LLC	EXPANDABLE LINER FOR THE PROTECTION AND STRENGTHENING OF EXISTING PIPES (Fyfe)	9086183	7/21/2015
INA Acquisition Corp.	LINING OF PIPELINES WITH A FLEXIBLE LINING INCLUDING A HEAT CURABLE RESIN BY CURLING IN STAGES	6354330	3/12/2002
INA Acquisition Corp.	PRESSURIZED BLADDER CANISTER FOR INSTALLATION OF CURED IN PLACE PIPE	6539979	4/1/2003
INA Acquisition Corp.	PRESSURIZED BLADDER CANISTER FOR INSTALLATION OF CURED IN PLACE PIPE	6679293	1/20/2004
INA Acquisition Corp.	INSTALLATION OF CURED IN PLACE LINERS WITH AN ENDLESS REUSABLE INFLATION BLADDER AND INSTALLATION APPARATUS	6682668	1/27/2004
INA Acquisition Corp.	METHOD OF ACCURATE TRENCHLESS INSTALLATION OF UNDERGROUND PIPE	6682264	1/27/2004
INA Acquisition Corp.	FIBER REINFORCED COMPOSITE LINER FOR LINING AN EXISTING CONDUIT AND METHOD OF MANUFACTURE	6708729	3/23/2004
INA Acquisition Corp.	INSTALLATIN OF CURED IN PLACE LINERS WITH AIR AND STEAM AND INSTALLATION APPARATUS	6708728	3/23/2004
INA Acquisition Corp.	FIBER REINFORCED COMPOSITE LINER FOR LINING AN EXISTING CONDUIT AND METHOD OF MANUFACTURE	6923217	8/2/2005
INA Acquisition Corp.	FIBER REINFORCED COMPOSITE LINER FOR LINING AN EXISTING CONDUIT AND METHOD OF MANUFACTURE	6932116	8/23/2005
INA Acquisition Corp.	METHOD OF ACCURATE TRENCHLESS INSTALLATION OF UNDERGROUND PIPE	6953306	10/11/2005
INA Acquisition Corp.	PRESSURIZED BLADDER CANISTER FOR INSTALLATION OF CURED IN PLACE PIPE	6969216	11/29/2005
INA Acquisition Corp.	PANEL LINER AND METHOD OF MAKING SAME	7018577	3/28/2006
INA Acquisition Corp.	PRESSURIZED BLADDER CANISTER FOR INSTALLATION OF CURED IN PLACE PIPE	7108456	9/19/2006
INA Acquisition Corp.	INSTALLATION OF CURED IN PLACE LINER WITH INNER IMPERMEABLE LAYER AND APPARATUS	7112254	9/26/2006
INA Acquisition Corp.	RESIN IMPREGNATION TOWER FOR CURED IN PLACE LINER	7238251	7/3/2007
INA Acquisition Corp.	PREPARATION OF CURED IN PLACE LINER WITH INTEGRAL INNER IMPERMEABLE LAYER	7261788	8/28/2007
INA Acquisition Corp.	PRESSURIZED BLADDER CANISTER FOR INSTALLATION OF CURED IN PLACE PIPE	7360559	4/22/2008
INA Acquisition Corp.	SEALING METHODS	7707704	5/4/2010
INA Acquisition Corp.	INSTALLATION OF CURED IN PLACE LINERS WITH AIR AND FLOW-THROUGH STEAM TO CURE	7766048	8/3/2010
INA Acquisition Corp.	CURED IN PLACE LINER WITH EVERTED OUTER IMPERMEABLE LAYER AND METHOD OF MANUFACTURE	7857932	12/28/2010
INA Acquisition Corp.	REUSABLE INVERSION SLEEVE ASSEMBLY FOR INVERSION OF CURED IN PLACE LINERS	7866968	1/11/2011
INA Acquisition Corp.	REINSTATEMENT OF AN EXISTING CONNECTION IN A LINED CONDUIT	8015695	9/13/2011
INA Acquisition Corp.	INSTALLATION OF CURED IN PLACE LINERS WITH DUAL GLAND AIR INVERSION AND STEAM CURE APPARATUS	8038913	10/18/2011
INA Acquisition Corp.	DUAL GLAND AIR INVERSION AND STEAM CURE OF CURED IN PLACE LINERS	8066499	11/29/2011
INA Acquisition Corp.	REINFORCED GROMMET FOR CURED IN PLACE PIPE	8069532	12/6/2011
INA Acquisition Corp.	EXHAUST AND/OR CONDENSATE PORT FOR CURED IN PLACE LINERS AND INSTALLATION METHODS AND APPARATUS	8083975	12/27/2011
INA Acquisition Corp.	WEDGE TYPE PLUG AND METHOD OF PLUGGING A LATERAL LINE	8820363	9/2/2014

INA Acquisition Corp.	CURED IN PLACE LINER SYSTEM AND INSTALLATION METHODS	9188269	11/17/2015
INA Acquisition Corp.	METHOD OF LINING A PIPE	9371950	6/21/2016
INA Acquisition Corp.	AIR INVERSION AND STEAM CURE OF CURED IN PLACE LINERS APPARATUS	9453597	9/27/2016
INA Acquisition Corp.	CURED IN PLACE LINER SYSTEM AND INSTALLATION METHODS	9874302	1/23/2018
Underground Solutions Technologies Group, Inc.	FUSION PROCESS FOR CONDUIT	6982051	1/3/2006
Underground Solutions Technologies Group, Inc.	METHOD FOR DETERMINING PRESSURE CAPABILITY IN CONDUIT	7269520	9/11/2007
Underground Solutions Technologies Group, Inc.	REMOTE TAPPING METHOD AND SYSTEM FOR INTERNALLY TAPPING A CONDUIT	7292156	11/6/2007
Underground Solutions Technologies Group, Inc.	REMOTE TAPPING METHOD AND SYSTEM FOR INTERNALLY TAPPING A CONDUIT	7710281	5/4/2010
Underground Solutions Technologies Group, Inc.	POLYVINYL CHLORIDE FORMULATIONS	7842769	11/30/2010
Underground Solutions Technologies Group, Inc.	POLYVINYL CHLORIDE FORMULATIONS	7915366	3/29/2011
Underground Solutions Technologies Group, Inc.	REMOTE TAPPING METHOD AND SYSTEM FOR INTERNALLY TAPPING A CONDUIT	8049634	11/1/2011
Underground Solutions Technologies Group, Inc.	POLYVINYL CHLORIDE FORMULATIONS	8058378	11/15/2011
Underground Solutions Technologies Group, Inc.	FUSION PROCESS FOR CONDUIT	8128853	3/6/2012
Underground Solutions Technologies Group, Inc.	METHOD FOR CONDUIT EXPANSION	8137599	3/20/2012
Underground Solutions Technologies Group, Inc.	POLYVINYL CHLORIDE FORMULATIONS	8178640	5/15/2012
Underground Solutions Technologies Group, Inc.	POLYVINYL CHLORIDE FORMULATIONS	8569436	10/29/2013
Underground Solutions Technologies Group, Inc.	POLYVINYL CHLORIDE FORMULATIONS	8796407	8/5/2014
Underground Solutions Technologies Group, Inc.	FUSION PROCESS FOR CONDUIT	8906188	12/9/2014
Underground Solutions Technologies Group, Inc.	FUSION PROCESS FOR CONDUIT	9023263	5/5/2015
Underground Solutions Technologies Group, Inc.	SYSTEM AND METHOD FOR CONDUIT REPARATION	9086184	7/21/2015
Underground Solutions Technologies Group, Inc.	PIPE FUSION DATA MANAGEMENT SYSTEM AND METHOD	9604405	3/28/2017
UNITED PIPELINE SYSTEMS, INC.	INSERTION OF LINERS INTO HOST TUBULARS BY FLUID INJECTION	6523574	2/25/2003
UNITED PIPELINE SYSTEMS, INC.	ANNULAR FLUID MANIPULATION IN LINED TUBULAR SYSTEMS TO ENHANCE COMPONENT MECHANICAL PROPERTIES AND FLOW INTEGRITY	6601600	8/5/2003
UNITED PIPELINE SYSTEMS, INC.	ANNULAR FLUID MANIPULATION IN LINED TUBULAR SYSTEMS	6634388	10/21/2003
UNITED PIPELINE SYSTEMS, INC.	WELDED JOINT FOR LINED PIPE AND COMPONENTS THEREOF	8714597	5/6/2014

U.S. Patent Applications

Pending Applications

Patent Owner	Title	Appl. No.	Filing Date
AEGION COATING SERVICES, LLC	PIPE OUTER SURFACE INSPECTION APPARATUS	US 15/179,550	6/10/2016
AEGION COATING SERVICES, LLC	COATING APPARATUS AND METHOD OF COATING JOINT	US 15/694,328	9/1/2017
AEGION COATING SERVICES, LLC	COATING APPARATUS AND METHOD OF COATING JOINT	US 15/786,315	10/17/2017
AEGION COATING SERVICES, LLC	***	US 15/875,466	1/19/2018
Corrpro Companies, Inc.	***	US 62/515,012	6/5/2017
Corrpro Companies, Inc.	SYSTEM AND METHOD FOR PROTECTING ONE OR MORE PIPES AGAINST CORROSION AND CORROSION-PROTECTED PIPE	US 15/620,500	6/12/2017
Corrpro Companies, Inc.	***	US 15/861,808	1/4/2018
Fyfe Co. LLC	STRUCTURAL FABRIC USEFUL FOR LINING PIPE (P3) (Fyfe)	US 14/690,265	4/17/2015
Fyfe Co. LLC	REPAIR OF PIPES	US 14/740,811	6/16/2015
Fyfe Co. LLC	HIGH-STRENGTH, WATERTIGHT PIPE LINING	US 14/799,008	7/14/2015
Fyfe Co. LLC	EXPANDABLE LINER FOR THE PROTECTION AND STRENGTHENING OF EXISTING PIPES (Fyfe)	US 14/803,941	7/20/2015
Fyfe Co. LLC	PROTECTING OBJECTS FROM MISSILE IMPACTS	US 15/098,026	4/13/2016
INA Acquisition Corp.	METHOD OF LINING PIPE WITH HIGH STRENGTH LINER, HIGH STRENGTH LINER, AND PIPE LINED WITH HIGH STRENGTH LINER	US 14/861,370	9/22/2015
INA Acquisition Corp.	CURED IN PLACE LINER SYSTEM AND INSTALLATION METHODS	US 15/156,797	5/17/2016
INA Acquisition Corp.	CURED IN PLACE LINER TERMINATION	US 15/167,531	5/27/2016
INA Acquisition Corp.	***	US 15/886,588	2/1/2018
The Bayou Companies, LLC	SYSTEM AND METHOD FOR APPLYING MOLDABLE MATERIAL TO A PIPE	US 15/177,066	6/8/2016
The Bayou Companies, LLC	SYSTEM AND METHOD FOR APPLYING MOLDABLE MATERIAL TO A PIPE BY INJECTING MOLDABLE MATERIAL FROM A MOVABLE SUPPORT	US 15/177,073	6/8/2016
UNITED PIPELINE SYSTEMS, INC.	WELDED CONNECTIONS OF LINED PIPE	US 14/107,882	12/16/2013

U.S. Trademarks

Registered Marks

Trademark Owner	Mark	Reg. No.	Reg. Date
Aegion Coating Services, LLC	CRTS	4,571,591	22-Jul-2014
Aegion Coating Services, LLC	CRTS Logo	4,591,957	26-Aug-2014
Aegion Coating Services, LLC	CRTS	4,612,700	30-Sep-2014
Aegion Coating Services, LLC	CRTS Logo	4,616,402	7-Oct-2014
Aegion Coating Services, LLC	COATCHECK	4,619,492	14-Oct-2014
Aegion Coating Services, LLC	COATCHECK Logo	4,627,128	28-Oct-2014
Corrpro Companies, Inc.	T.A.S.C.	0,972,251	6-Nov-1973
Corrpro Companies, Inc.	PERMACELL	1,105,957	14-Nov-1978
Corrpro Companies, Inc.	CENTAP	1,175,950	3-Nov-1981
Corrpro Companies, Inc.	PERMANODE	2,419,249	9-Jan-2001
Corrpro Companies, Inc.	CORRPOWER	2,449,774	8-May-2001
Corrpro Companies, Inc.	CCI (stylized)	2,501,468	30-Oct-2001
Corrpro Companies, Inc.	CORRPRO	2,545,934	12-Mar-2002
Corrpro Companies, Inc.	CORRSPRAY	2,963,632	28-Jun-2005
Corrpro Companies, Inc.	CORRFLEX	3,268,787	24-Jul-2007
Corrpro Companies, Inc.	CORRVISION	3,730,303	29-Dec-2009
Corrpro Companies, Inc.	GREEN RECTIFIER	5,339,051	21-Nov-2017
Ductile Iron Pipe Res Assoc & Corrpro Companies, Inc.	DDM	3,143,036	12-Sep-2006
Fyfe Co. LLC	FIBRWRAP	2,023,088	17-Dec-1996
Fyfe Co. LLC	TYFO	2,023,169	17-Dec-1996
Fyfe Co. LLC	FIBRBOT	4,195,083	21-Aug-2012
Fyfe Co. LLC	FIBRBUNDLE	4,206,441	11-Sep-2012
Fyfe Co. LLC	FYFE	4,311,875	2-Apr-2013
Fyfe Co. LLC	FIBRPIPEWRAP	4,721,731	14-Apr-2015
INA Acquisition Corp.	INSITUFORM	1,216,690	16-Nov-1982
INA Acquisition Corp.	INSITUFORM	1,309,349	11-Dec-1984
INA Acquisition Corp.	INSITUTUBE	1,399,405	1-Jul-1986
INA Acquisition Corp.	INSITUPIPE	1,643,612	7-May-1991
INA Acquisition Corp.	PPL	2,236,805	6-Apr-1999
INA Acquisition Corp.	INSITUFORM & Circle design	2,588,334	2-Jul-2002
INA Acquisition Corp.	Circle Design	2,615,064	3-Sep-2002
INA Acquisition Corp.	INSITUFORM & Circle design	2,715,154	13-May-2003
INA Acquisition Corp.	INSITUFORM & Circle design	2,720,636	3-Jun-2003
INA Acquisition Corp.	ITAP	3,386,807	19-Feb-2008
INA Acquisition Corp.	IBLUE	3,396,354	11-Mar-2008
INA Acquisition Corp.	THERMOPIPE	3,403,165	25-Mar-2008
INA Acquisition Corp.	Circle Design	3,414,381	22-Apr-2008
INA Acquisition Corp.	MTC & design	3,414,448	22-Apr-2008
INA Acquisition Corp.	MTUBE	3,414,447	22-Apr-2008
INA Acquisition Corp.	Circle Design	3,453,594	24-Jun-2008

INA Acquisition Corp.	INFUSION	3,544,512	9-Dec-2008
INA Acquisition Corp.	i+ & design	3,658,699	21-Jul-2009
INA Acquisition Corp.	IPLUS	3,658,696	21-Jul-2009
INA Acquisition Corp.	INSITUFOLD	3,672,698	25-Aug-2009
INA Acquisition Corp.	INSITUGUARD	3,672,694	25-Aug-2009
INA Acquisition Corp.	INSITUFLEX	3,675,985	1-Sep-2009
INA Acquisition Corp.	INSITUFORM BLUE	3,690,660	29-Sep-2009
INA Acquisition Corp.	INSITUMAIN	3,790,732	18-May-2010
INA Acquisition Corp.	BRINDERSON	4,134,463	1-May-2012
INA Acquisition Corp.	ALLSAFE	4,191,831	14-Aug-2012
INA Acquisition Corp.	SHIELDING THE WORLD'S INFRASTRUCTURE	4,213,694	25-Sep-2012
INA Acquisition Corp.	A Logo	4,238,913	6-Nov-2012
INA Acquisition Corp.	AEGION	4,270,637	8-Jan-2013
INA Acquisition Corp.	Green Circle Logo	4,290,916	19-Feb-2013
INA Acquisition Corp.	TITE LINER	4,428,417	5-Nov-2013
INA Acquisition Corp.	INSITUFORM	4,592,673	26-Aug-2014
INA Acquisition Corp.	INSITUFORM	4,592,995	26-Aug-2014
INA Acquisition Corp.	INSITUFORM	4,592,996	26-Aug-2014
INA Acquisition Corp.	B Logo	4,674,031	20-Jan-2015
INA Acquisition Corp.	LTUBE	4,791,429	11-Aug-2015
INA Acquisition Corp.	STRONGER. SAFER. INFRASTRUCTURE.	4,924,414	22-Mar-2016
INA Acquisition Corp.	MTC	5,025,509	23-Aug-2016
INA Acquisition Corp.	MTC Logo	5,025,510	23-Aug-2016
INA Acquisition Corp.	SCHULTZ	5,169,941	28-Mar-2017
INA Acquisition Corp.	ALLSAFE + Logo	5,255,656	1-Aug-2017
INA Acquisition Corp.	FIELDLINE	5,278,694	29-Aug-2017
INA Acquisition Corp.	DELAYTRAK	5,309,314	17-Oct-2017
INA Acquisition Corp.	LINERWATCH	5,342,158	21-Nov-2017
The Bayou Companies, LLC	BAYOU	4,225,252	16-Oct-2012
The Bayou Companies, LLC	BAYOU Logo	4,225,251	16-Oct-2012
Underground Solutions, Inc.	UNDERGROUND SOLUTIONS	3,334,835	13-Nov-2007
Underground Solutions, Inc.	FPVC	3,707,088	3-Nov-2009
Underground Solutions, Inc.	FUSIBLE C-900	4,225,716	16-Oct-2012
Underground Solutions, Inc.	FUSIBLE C-905	4,237,805	6-Nov-2012
Underground Solutions, Inc.	SERVICEGUARD	4,472,392	21-Jan-2014
Underground Solutions, Inc.	FUSIBLE PVC	4,514,602	15-Apr-2014
Underground Solutions, Inc.	FPVC	4,858,550	24-Nov-2015
United Pipeline Systems, Inc.	UNITED	2,380,842	29-Aug-2000
United Pipeline Systems, Inc.	UNITED PIPELINE SYSTEMS UNITED (stylized)	2,385,010	12-Sep-2000
United Pipeline Systems, Inc.	UNITED PIPELINE SYSTEMS	2,410,006	5-Dec-2000

U.S. Pending Trademark Applications

Pending Applications

Trademark Owner	Mark	Appl. No.	Filing Date
INA Acquisition Corp.	TIMETRAK	87/163,561	7-Sep-2016
INA Acquisition Corp.	CHARGELINE	87/407,170	11-Apr-2017
INA Acquisition Corp.	LIVELINE	87/407,113	11-Apr-2017
INA Acquisition Corp.	SCANLINE	87/407,147	11-Apr-2017

U.S. Copyrights
Registered Copyrights

Copyright Owner	Title	Reg. No.	Reg. Date
Insituform North America, Inc. (now known as Insituform Technologies, LLC)	Replace Old Pipes Without Digging	VA 201 501	9/26/1985
Insituform North America, Inc. (now known as Insituform Technologies, LLC)	Engineering Design Guide	TX 1838 685	6/13/1986
Insituform North America, Inc. (now known as Insituform Technologies, LLC)	Insituform Programs: Insitupipe Design; Flow Comparison; Resin Calculations; Inversion Information	TX 1 935-759	6/16/1986
Insituform North America, Inc. (now known as Insituform Technologies, LLC)	Tutorial For Computer Design Programs	TX 2 168 307	10/2/1987
Insituform North America, Inc. (now known as Insituform Technologies, LLC)	Insituform Programs: Tutor.Exe - Main Menu segment, PIPE segment, FLOW segment	TX 2-165 286	10/2/1987
Insituform North America, Inc. (now known as Insituform Technologies, LLC)	Engineering Design Guide	TX 2-487-295	9/28/1988
Insituform North America, Inc. (now known as Insituform Technologies, LLC)	Insituform Pressure Testing Program	TXu 343-739	10/12/1988
Insituform North America, Inc. (now known as Insituform Technologies, LLC)	Insituform Pressure Testing Program	TXu 346-160	10/31/1988
Insituform North America, Inc. (now known as Insituform Technologies, LLC)	Tests Prove Insituform Adds Significant Structural Strength	TX 2-467-119	12/15/1988
Insituform North America, Inc. (now known as Insituform Technologies, LLC)	Insituform Programs, 1989 Version	TX 2-640-377	5/19/1989
Insituform Technologies, LLC	Engineering Design Guide	TX 2420 112	09/19/1988

SCHEDULE 6.22(a)

LOCATIONS OF REAL PROPERTY

Company	Address	Type
Aegion Coating Services, LLC	10655 Jefferson Chemical Road, Conroe, TX 77301	Owned
Aegion Coating Services, LLC	1601 N. 170th East Avenue, Tulsa, OK 74116	Leased
Aegion Coating Services, LLC	1807 N. 170th East Avenue, Tulsa, OK 74116	Leased
Aegion Coating Services, LLC	1837 N. 170th East Avenue, Tulsa, OK 74116	Leased
Aegion Corporation	18004 Edison Avenue, St. Louis Helicopter Airways, Inc. (Lot B), Chesterfield, MO 63005	Leased
Aegion Energy Services, Inc.	19000 MacArthur Blvd., Irvine, CA 92714	Leased
Aegion Energy Services, Inc.	20501 S. Avalon Boulevard, Carson, CA 90746	Leased
Brinderson, L.P.	19456 Creek Road, Bakersfield, CA 93314	Leased
Brinderson, L.P.	19600 South Wilmington Avenue, Carson, CA 90746	Leased
Brinderson, L.P.	235 N Hill Blvd., Burlington, WA 98233	Leased
Brinderson, L.P.	6400 Goodyear Road, Benicia, CA 94510	Leased
Brinderson, L.P.	6851 McDivitt Drive, Suite D, Bakersfield, CA 93313	Leased
Corrpro Companies, Inc.	10260 Matern Place, Santa Fe Springs, CA 90670	Leased
Corrpro Companies, Inc.	1055 W. Smith Road, Medina, OH 44256	Owned
Corrpro Companies, Inc.	11616 W. 59th Street, Sand Springs, OK 74063	Owned
Corrpro Companies, Inc.	1380 Enterprise Drive, West Chester, PA 19382	Leased
Corrpro Companies, Inc.	201 Palilet Drive, Building C-24, Harvey, LA 70058	Leased
Corrpro Companies, Inc.	2069 Lake Industrial Court, Conyers, GA 30013	Leased
Corrpro Companies, Inc.	20991 Cabot Boulevard, Hayward, CA 94545	Leased
Corrpro Companies, Inc.	210 Winter Street, Weymouth, MA 02188	Leased
Corrpro Companies, Inc.	3900 Monroe Road, Farmington, NM 87401	Leased
Corrpro Companies, Inc.	5600 Northwest Central Drive, Houston, TX 77092	Leased
Corrpro Companies, Inc.	5750 S. 116th West Avenue, Sand Springs, OK 74063	Leased
Corrpro Companies, Inc.	580 Lancaster Avenue, Malvern, PA 19355	Leased
Corrpro Companies, Inc.	5840 S. 116 West Avenue, Sand Springs, OK 74063	Leased
Corrpro Companies, Inc.	6445 Marindustry Drive, San Diego, CA 92121	Leased
Corrpro Companies, Inc.	7000 Hollister Street, Houston, TX 77040	Leased
Corrpro Companies, Inc.	7000 Hollister Street, Houston, TX 77040	Leased
Corrpro Companies, Inc.	7031 NW 140th Street, Chiefland, FL 32626	Leased

Corrpro Companies, Inc.	825-45 Hawthorne Lane, West Chicago, IL 60185	Leased
Fibrwrap Construction Services, Inc.	8690 Red Oak Street, Rancho Cucamonga, CA	Leased
Fibrwrap Construction Services USA, Inc.	545 Jefferson Blvd., Unit #16, West Sacramento, CA 95605	Leased
Fyfe Co, LLC	3940 Ruffin Road, San Diego, CA 92123	Leased
Fyfe Co, LLC	4995 Murphy Canyon Road, San Diego, CA 92123	Leased
Insituform Technologies USA, LLC	11351 W. 183rd Street, Orland Park, IL 60467	Leased
Insituform Technologies USA, LLC	17301 Ridgeland Avenue, Tinley Park, IL 60477	Leased
Insituform Technologies USA, LLC	6101 Oak Forest Avenue, Tinley Park, IL 60477	Leased
Insituform Technologies, LLC	1088 Victory Drive, Genoa (Howell), MI 48843	Leased
Insituform Technologies, LLC	1112, 1114, 1116 Brick Church Pike, Nashville, TN 37207	Leased
Insituform Technologies, LLC	1112, 1114, 1116 Brick Church Pike, Nashville, TN 37208	Leased
Insituform Technologies, LLC	1177 Birch Lake Blvd. North, White Bear Lake, MN 55110	Leased
Insituform Technologies, LLC	119 Sherman Street & 116 Caledonia Street, La Conner, WA 98257	Leased
Insituform Technologies, LLC	12820 Pennridge Drive, Bridgeton, MO 63044	Leased
Insituform Technologies, LLC	1340 Joe Frank Harris Parkway, Cartersville, GA 30120	Leased
Insituform Technologies, LLC	13502 Almeda School Road, Houston, TX 77053	Leased
Insituform Technologies, LLC	137 Van Voris Street, Batesville, MS 38606	Leased
Insituform Technologies, LLC	1410 Gould Blvd., LaVergne, TN 37086	Owned
Insituform Technologies, LLC	160 Corporate Dr., Batesville, MS 38606	Owned
Insituform Technologies, LLC	170 Corporate Drive, Batesville, MS 38606	Owned
Insituform Technologies, LLC	17220 and 17230 Bel Ray Place, Belton, MO 64012	Leased
Insituform Technologies, LLC	17970 Chesterfield Airport Rd., Chesterfield, MO 63005	Owned
Insituform Technologies, LLC	17975 Edison Avenue, Chesterfield, MO 63005	Owned
Insituform Technologies, LLC	17988 Edison Avenue, Chesterfield, MO 63005	Owned
Insituform Technologies, LLC	17999 Edison Ave., Chesterfield, MO 63005	Owned
Insituform Technologies, LLC	18022 Edison Avenue, Chesterfield, MO 63005	Owned
Insituform Technologies, LLC	1815 John Moore Road, Monroe, NC 28110	Subleased
Insituform Technologies, LLC	1819 A & B John Moore Road, Monroe, NC 28110	Leased
Insituform Technologies, LLC	18378 Tom Drive, Hammond, LA 70403	Leased
Insituform Technologies, LLC	18855 SW Teton Avenue, Tualatin, OR 97062	Leased

Insituform Technologies, LLC	19165 SW 119th Avenue, Tualatin, OR 97062	Leased
Insituform Technologies, LLC	20 A&B Fox Chase, Cartersville, GA 30120	Leased
Insituform Technologies, LLC	2036 Stout Field West Drive, Indianapolis, IN 46241	Leased
Insituform Technologies, LLC	2130 Stout Field West Drive, Indianapolis, IN 46241	Leased
Insituform Technologies, LLC	2255 West 850 North Street, Cedar City, UT 84720	Leased
Insituform Technologies, LLC	253 B Worcester Road, Charlton, MA 01507	Leased
Insituform Technologies, LLC	3016 US Hwy. 301 North, Tampa, FL 33619	Leased
Insituform Technologies, LLC	3061 Dublin Circle, Bessemer, AL 35022	Leased
Insituform Technologies, LLC	3413 Hunter Road, San Marcos, TX 78666	Leased
Insituform Technologies, LLC	3898 Welden Drive, Mason, OH 45040	Leased
Insituform Technologies, LLC	468 Cypress Road, Ocala, FL 34472	Leased
Insituform Technologies, LLC	5033 Mosson Road, Fort Worth, TX 76119	Leased
Insituform Technologies, LLC	580 Goddard, Chesterfield, MO 63005	Owned
Insituform Technologies, LLC	609 Cepi Drive, Chesterfield, MO 63005	Owned
Insituform Technologies, LLC	645 W. 24th Street, Tempe, AZ 85282	Leased
Insituform Technologies, LLC	6525 Bluebonnet Parkway, Bldg. D405, McGregor, TX 76657	Leased
Insituform Technologies, LLC	6972 Business Park Blvd., Jacksonville, FL 32256	Leased
Insituform Technologies, LLC	709 E. Ordnance Road (also 719 Fenced Lot), Baltimore, MD 21226	Leased
Insituform Technologies, LLC	7200 Memory Lane, Orlando, FL 32807	Leased
Insituform Technologies, LLC	751 West Coliseum Boulevard, Fort Wayne, IN 46808	Leased
Insituform Technologies, LLC	8485 West Antoine Loop, Shreveport, LA 71129	Leased
Insituform Technologies, LLC	8620 Antelope Road North, Antelope, CA 95843	Leased
Insituform Technologies, LLC	9001 NW 97th Terrace & 9770 NW 89th Ave, Miami, FL 33178	Leased
Insituform Technologies, LLC	900-910 Stanton Road, Olyphant, PA 18447	Leased
Insituform Technologies, LLC	91-255 Kalaeloa Boulevard, Kapolei, HI 96707	Leased
Insituform Technologies, LLC	919 Stanton Rd., Olyphant, PA 18447	Leased
Insituform Technologies, LLC	9654 Titan Court, Littleton, CO 80125	Owned
Schultz Industrial Services, Inc.	1724 North Olive Street, Ventura, CA 93001	Leased
Schultz Industrial Services, Inc.	3323 Lime Ave., Signal Hill, C A90755	Leased
Schultz Industrial Services, Inc.	3355 Olive Ave, Signal Hill, CA 90755	Leased
Schultz Industrial Services, Inc.	837 Arnold Drive, Martinez, CA 94553	Leased
The Bayou Companies, LLC	2316 Irish Bend Road, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	4519 Curtis Lane, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	4519 Port Road, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	4615 Port Road, New Iberia, LA 70560	Leased

The Bayou Companies, LLC	480 N. Sam Houston Parkway East, Houston, TX 77060	Leased
The Bayou Companies, LLC	5008-11 Curtis Lane, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	5017 Curtis Lane, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	5104 Curtis Lane, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	5200 Curtis Lane, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	5201 Curtis Lane, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	5205 Curtis Lane, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	5310 Curtis Lane, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	5319 Port Road, New Iberia, LA 70560	Owned
The Bayou Companies, LLC	Cuming Road, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	Earl B. Wilson Road, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	Parish Road No. 911, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	Port Road, New Iberia, LA 70560	Leased
The Bayou Companies, LLC	Port Road, New Iberia, LA 70560	Leased
Underground Solutions, Inc.	13135 Danielson Street, Poway, CA 92064	Leased
Underground Solutions, Inc.	429 Calabash Creek Lane, Walterboro, SC 29488	Leased
Underground Solutions, Inc.	920 Brush Creek Road, Warrendale, PA 15086	Leased
United Pipeline Systems, Inc.	135 Turner Drive, Durango, CO 81301	Owned
United Pipeline Systems, Inc.	214 Bodo Drive, Durango, CO 81303	Owned

SCHEDULE 6.22(b)

TAXPAYER AND ORGANIZATIONAL IDENTIFICATION NUMBERS

Loan Party	Tax ID Number	Organizational Number
Aegion Coating Services, LLC	73-1179503	801358603
Aegion Corporation	45-3117900	5024116
Aegion Cyprus Limited	10367016K	HE 367016
Aegion Energy Services, Inc.	37-1736815	5358555
Aegion Holding Company, LLC	45-2077459	4970143
Aegion International Services, Inc.	26-0574790	4385804
Aegion Rehabilitation Services Limited	98-1147385	8806004
AllSafe Services, Inc.	81-4311571	6188346
Brinderson Constructors Inc.	14-1846461	C2464306
Brinderson Services, LLC	61-1717273	5358956
Brinderson, L.P.	16-1775359	200624200011
Corrpro Canada Holdings, Inc.	30-0009996	3169597
Corrpro Companies Engineering Ltd.	None	01847397
Corrpro Companies International, Inc.	80-0052966	C6734-1996
Corrpro Companies, Inc.	34-1422570	627460
Corrpro Holdings, LLC	34-1422570	4734849
Fibrwrap Construction Services USA, Inc.	45-2849421	5012469
Fibrwrap Construction Services, Inc.	45-2849552	5012470
Fyfe Co. LLC	33-0541403	2315307
General Energy Services	16-1775356	C2894734
INA Acquisition Corp.	51-0354302	2302091
Infrastructure Group Holdings, LLC	45-2851618	5009802
Insituform Netherlands Holdings, LLC	46-43896861	5456217
Insituform Technologies USA, LLC	43-1319597	2024080
Insituform Technologies, LLC	13-3032158	0889565
Manufactured Technologies Corporation	64-0915526	676514
Schultz Industrial Services, Inc.	95-3384466	C0921770
The Bayou Companies, LLC	26-4245435	4621969
Underground Solutions Technologies Group, Inc.	25-1868746	2949813
Underground Solutions, Inc.	87-0457059	3894283
United Pipeline Middle East, Inc.	27-1661329	4771762
United Pipeline Systems International, Inc.	27-1928008	4788837
United Pipeline Systems, Inc.	45-3558198	E0548632011-3

SCHEDULE 6.22(c)

CHANGES IN LEGAL NAME, STATE OF FORMATION AND STRUCTURE

(i)    Loan Party Legal Name Changes in Preceding Five Years

Loan Party	Other Legal Names During the Past Five Years	Date of Name Change
Aegion Coating Services, LLC	Commercial Coating Services International, LLC	12/31/15
Aegion Corporation	None
Aegion Cyprus Limited	Lycaon Holdings Limited	11/1/17
Aegion Energy Services, Inc.	Brinderson Holdings, Inc.	12/12/14
Aegion Holding Company, LLC	Energy & Mining Holding Company, LLC	11/17/14
Aegion International Services, Inc.	ITI International Services, Inc.	8/29/17
Aegion Rehabilitation Services Limited	None
AllSafe Services, Inc.	None
Brinderson Constructors Inc.	None
Brinderson Services, LLC	None
Brinderson, L.P.	None
Corrpro Canada Holdings, Inc.	None
Corrpro Companies Engineering Ltd.	None
Corrpro Companies International, Inc.	None
Corrpro Companies, Inc.	None
Corrpro Holdings, LLC	None
Fibrwrap Construction Services USA, Inc.	None
Fibrwrap Construction Services, Inc.	None
Fyfe Co. LLC	None
General Energy Services	None
INA Acquisition Corp.	None
Infrastructure Group Holdings, LLC	None
Insituform Netherlands Holdings, LLC	None
Insituform Technologies USA, LLC	None
Insituform Technologies, LLC	None
Manufactured Technologies Corporation	Mississippi Textiles Corporation	1/21/15
Schultz Industrial Services, Inc.	Schultz Mechanical Contractors, Inc.	12/13/17
The Bayou Companies, LLC	None
Underground Solutions Technologies Group, Inc.	None
Underground Solutions, Inc.	None
United Pipeline Middle East, Inc.	None
United Pipeline Systems International, Inc.	None
United Pipeline Systems, Inc.	None
(ii)Loan Party Changes in State of Formation in Preceding Five Years
NONE
(iii)    Loan Party Changes in Corporate Structure in Preceding Five Years

Loan Party	Party to a Merger, Consolidation or Other Change in Corporate Structure in the Past Five Years	Date of Merger, Consolidation, or Change in Corporate Structure
Aegion Coating Services, LLC	None
Aegion Corporation	None
Aegion Cyprus Limited	Formed as part of a multi-step corporate restructuring	11/30/17
Aegion Energy Services, Inc.
Formed as part of the Acquisition by Energy & Mining Holding Company, LLC (n/k/a Aegion Holding Company, LLC) or one or more other Wholly Owned Subsidiaries of the Borrower that are Domestic Subsidiaries, of all of the Equity Interests of Brinderson, L.P., Brinderson Constructors Inc., and General Energy Services
6/27/13
Aegion Holding Company, LLC	None
Aegion International Services, Inc.	None
Aegion Rehabilitation Services Limited	None
AllSafe Services, Inc.	None
Brinderson Constructors Inc.
Acquired as part of the Acquisition by Energy & Mining Holding Company, LLC (n/k/a Aegion Holding Company, LLC) or one or more other Wholly Owned Subsidiaries of the Borrower that are Domestic Subsidiaries, of all of the Equity Interests of Brinderson, L.P., Brinderson Constructors Inc., and General Energy Services
7/1/13
Brinderson Services, LLC
Formed as part of the Acquisition by Energy & Mining Holding Company, LLC (n/k/a Aegion Holding Company, LLC) or one or more other Wholly Owned Subsidiaries of the Borrower that are Domestic Subsidiaries, of all of the Equity Interests of Brinderson, L.P., Brinderson Constructors Inc., and General Energy Services
6/27/13
Brinderson, L.P.
Acquired as part of the Acquisition by Energy & Mining Holding Company, LLC (n/k/a Aegion Holding Company, LLC) or one or more other Wholly Owned Subsidiaries of the Borrower that are Domestic Subsidiaries, of all of the Equity Interests of Brinderson, L.P., Brinderson Constructors Inc., and General Energy Services
7/1/13
Corrpro Canada Holdings, Inc.	None
Corrpro Companies Engineering Ltd.	None
Corrpro Companies International, Inc.	None
Corrpro Companies, Inc.	None
Corrpro Holdings, LLC	None
Fibrwrap Construction Services USA, Inc.	None
Fibrwrap Construction Services, Inc.	None
Fyfe Co. LLC	None

General Energy Services
Acquired as part of the Acquisition by Energy & Mining Holding Company, LLC (n/k/a Aegion Holding Company, LLC) or one or more other Wholly Owned Subsidiaries of the Borrower that are Domestic Subsidiaries, of all of the Equity Interests of Brinderson, L.P., Brinderson Constructors Inc., and General Energy Services
7/1/13
INA Acquisition Corp.	None
Infrastructure Group Holdings, LLC	None
Insituform Netherlands Holdings, LLC	None
Insituform Technologies USA, LLC	None
Insituform Technologies, LLC	None
Manufactured Technologies Corporation	None
Schultz Industrial Services, Inc.	Acquired by the Borrower and/or one or more Wholly-Owned Subsidiary	3/1/15
The Bayou Companies, LLC	None
Underground Solutions Technologies Group, Inc.	None
Underground Solutions, Inc.	PUAC, Inc., a Wholly Owned Subsidiary, merged with and into Underground Solutions, Inc. as part of the Acquisition by the Borrower of all of the Equity Interests of Underground Solutions, Inc.	2/18/16
United Pipeline Middle East, Inc.	None
United Pipeline Systems International, Inc.	None
United Pipeline Systems, Inc.	None

* Various Subsidiaries of Aegion Corporation have been formed and dissolved (including but not limited to Delta Double Jointing, LLC, Coating Robotics Technology Systems, Inc. (f/k/a CRTS, Inc.), and Pacific Coast Field Services, Inc.) on various dates during the preceding five years. See Schedule 6.13 for a list of Aegion Corporation’s current Subsidiaries.

SCHEDULE 8.02

INVESTMENTS EXISTING ON THE CLOSING DATE

1.	Investments existing as of the Second Amendment Effective Date in the Subsidiaries set forth on Schedule 6.13.

2.	Other Investments

As of the Second Amendment Effective Date, Aegion Corporation, either directly or through a Subsidiary referenced in item 1 of this Schedule 8.02, is party to certain contractual joint ventures. Under these existing contractual joint venture relationships, work is bid by the joint venture entity and subcontracted to the joint venture partners or to third parties. Such joint venture partners are primarily responsible for their subcontracted work, but both joint venture partners are liable to the customer for all of the work.

SCHEDULE 8.03

INDEBTEDNESS EXISTING ON THE SECOND AMENDMENT EFFECTIVE DATE

1.	Outstanding letters of credit in the aggregate amount of $13,436,014 used for collateral for insurance carriers on behalf of the Borrower and/or its Subsidiaries

2.
Contingent Earn Out Obligation in the approximate amount of $747,000 pursuant to that certain Agreement dated as of July 1, 2016 between Neil Chevalier and Rebecca Elizabeth Chevalier as trustees for The Chevalier Family Trust, Ryan Larry David Cudby as trustee for the R L Cudby Family Trust, Rebecca Elizabeth Chevalier, Neil Chevalier, Fyfe International Holdings, B.V. and the Borrower

3.	Miscellaneous capital leases in an amount not to exceed $35,000 to which Subsidiaries of the Borrower are parties

SCHEDULE 8.05

DISPOSITIONS

Schedule 8.05(A) ***
***

Schedule 8.05(B) (entities which may be dissolved or liquidated):

Asia	Hong Kong	Insituform Asia Limited Insituform Hong Kong Limited
	India	Insituform Pipeline Rehabilitation Private Limited Insituform SPML JV
	Malaysia	Insituform Linings Asia Sdn Bhd
	Singapore	Insitu Envirotech (S.E. Asia) Pte. Ltd. Insituform Singapore Pte. Ltd. Technologie & Art Pte. Ltd.
	South Korea	Fibrwrap ENC Korea Ltd.
	United Arab Emirates	Hockway Middle East FZE (Ras Al Khaimah)
Europe	Poland	Insituform sp. z o.o.
	UK	Aegion Corrosion Protection Holdings Limited Nu Pipe Limited Sewer Services Limited UPS-Aptec Limited Wilson Walton Overseas Holding Ltd.

North America	Canada	Fibrwrap Construction Services Ltd.
	El Salvador	Fyfe - Latin America, S.A. de C.V.
	Panama	Fyfe - LatinAmerica S.A. Fibrwrap Construction LatinAmerica, S.A.
USA
Brinderson Services, LLC
Brinderson, L.P.
Corrpro Companies International, Inc.
DEH Services, LLC
Fibrwrap Construction Services USA, Inc.
General Energy Services
Ocean City Research Corp.
Underground Solutions Technologies Group, Inc.

South America	Chile	Fibrwrap Construction Chile S.A.
	Colombia	Fibrwrap Construction Colombia S.A.S.

Exhibit F

[FORM OF]
COMPLIANCE CERTIFICATE

Financial Statement Date: __________, 20___

Date: __________, 20___

To:    Bank of America, N.A., as Administrative Agent

Re:
Amended and Restated Credit Agreement dated as of October 30, 2015 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among Aegion Corporation, a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

Check for distribution to Public Lenders and private-side Lenders. If this box is not checked, this Compliance Certificate will only be posted to private-side Lenders.

Ladies and Gentlemen:

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _______________ of the Borrower, and that, in his/her capacity as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements:]

1.
[Attached hereto as Schedule 1 are the][The] year-end audited financial statements required by Section 7.01(a) of the Credit Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section [have been electronically delivered to the Administrative Agent pursuant to the conditions set forth in Section 7.02 of the Credit Agreement].

[Use following paragraph 1 for fiscal quarter-end financial statements:]

1.
[Attached hereto as Schedule 1 are the][The] unaudited financial statements required by Section 7.01(b) of the Credit Agreement for the fiscal quarter of the Borrower ended as of the above date [have been electronically delivered to the Administrative Agent pursuant to the conditions set forth in Section 7.02 of the Credit Agreement]. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.
The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.
A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

[or:]

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.
The representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.	Set forth on Schedule [1][2] hereto are true and accurate calculations demonstrating compliance with Section 8.11 of the Credit Agreement on and as of the date of this Compliance Certificate.

6.	The Consolidated Leverage Ratio for purposes of determining the Applicable Rate is ______: 1.0.

[7.
The following is a summary of the material changes in GAAP and in the consistent application thereof that materially impact the Borrower’s financial statements and are not disclosed therein: ___________________.]

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date set forth above.

AEGION CORPORATION,
a Delaware corporation

By:
Name:
Title:

Schedule [1][2]
to Compliance Certificate

Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement. In the event of conflict between the provisions and formulas set forth herein and the provisions and formulas set forth in the Credit Agreement, the provisions and formulas of the Credit Agreement shall prevail.

1.    Consolidated Leverage Ratio

(a)    Consolidated Funded Indebtedness             $

(b)    Consolidated EBITDA

(i)    Consolidated Net Income            $____________

(ii)    Consolidated Interest Charges            $____________

(iii)    taxes based on income (including federal,
state, local, foreign and withholding)        $____________

(iv)    depreciation and amortization expense        $

(v)    non-cash stock based compensation expense     $____________

(vi)    non-recurring expenses of the Borrower
and its Subsidiaries reducing Consolidated Net
Income which do not represent a cash item    $

(vii)	to the extent recorded on or before December
31, 2016, the 2014 Strategic Restructuring
Charges                    $

(viii)    any losses on sales of assets or Equity
Interests outside the ordinary course of
business for such period                $

(ix)    to the extent incurred on or before December
31, 2018, transaction costs (not including any
costs that will be capitalized) in respect of
closing the Second Amendment and the Bayou
Disposition (whether or not consummated) in an
aggregate amount not to exceed $10,000,000    $

(x)    transaction costs (not including any costs that
will be capitalized) incurred by the Borrower,
any Loan Party or any Person acquired in respect
of any Permitted Acquisition in an aggregate
amount not to exceed $5,000,000 for any
Permitted Acquisition and $25,000,000 after
the Second Amendment Effective Date, in each
case, to the extent such costs are incurred no later
than twelve months following the consummation
of such Permitted Acquisition            $

(xi)    to the extent recorded on or before September
30, 2018, the 2017 Strategic Cash Restructuring
Charges in an aggregate amount not to exceed
$25,000,000                    $

, and minus

(xii)    all non-cash items increasing Consolidated
Net Income                    $

(xiii)    any gains on sales of
assets or Equity Interests outside the ordinary
course of business                $

(xiv)    Consolidated EBITDA
[sum of (i) though (xi) above minus (xii)
and (xiii))]                    $

(c)    Consolidated Leverage Ratio
[(a)/(b)(xiv)]                        __________:1.0

2.    Consolidated Fixed Charge Coverage Ratio

(a)    Consolidated Adjusted EBITDAR            $

(i)    Consolidated EBITDA                 $____________
[1(b)(xiv) above]

(ii)    rent and lease expense                $____________

(iii)    Consolidated Capital Expenditures        $____________

(iv)    Consolidated Taxes                $

(v)    Consolidated Adjusted EBITDAR
[(i) + (ii) - (iii) - (iv)]                $

(b)    Consolidated Fixed Charges

(i)    Consolidated Interest Charges            $____________

(ii)    Consolidated Scheduled Funded
Debt Payments                    $____________

(iii)    the amount of cash dividends and
other cash distributions relating to the
Borrower’s Equity Interests            $____________

(iv)    rent and lease expense                 $

(v)    Consolidated Fixed Charges
[sum of (i) though (iv) above]            $

(c)    Consolidated Fixed Charge Coverage Ratio
[(a)(v)/(b)(v)]                        __________:1.0